As filed with the Securities and Exchange Commission on December 13, 2021
SEC File Nos. 333-29511 and 811-08261
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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

Registration Statement Under the Securities Act of 1933 [X]
Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. 83 [X]
and/or
Registration Statement Under the Investment Company Act of 1940 [X]
Amendment No. 85 [X]
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Madison Funds
550 Science Drive
Madison, WI 53711
(800) 767-0300
(Registrant's Exact Name, Address and Telephone Number)

Steve J. Fredricks
Chief Legal Officer & Chief Compliance Officer
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711
(Name and Address of Agent for Service)
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It is proposed that this filing will become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b)
[X] on December 14, 2021 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
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Prospectus December 14, 2021

Madison Sustainable Equity Fund Class Y - MFSYX Class I - MFSIX

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As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares, nor does the Commission guarantee the accuracy or adequacy of this prospectus. Any statement to the contrary is a criminal offense.

MADISON FUNDS®

Please note that an investment in the fund is not a deposit in a financial institution and is neither insured nor endorsed in any way by any financial institution or government agency.

MADISON SUSTAINABLE EQUITY FUND Fund Summary

Share Class/Ticker:	Class Y - MFSYX	Class I - MFSIX
Investment Objective
The Madison Sustainable Equity Fund (the "Fund") seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees: (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y	Class I
Management Fees	0.70%	0.70%
Distribution and/or Service (Rule 12b-1) Fees	None	None
Other Expenses[1]	0.20%	0.10%
Total Annual Fund Operating Expenses	0.90%	0.80%
1 Under a separate administrative services agreement, the Fund’s investment adviser, Madison Asset Management, LLC (“Madison”), provides or arranges for the Fund to have all other operational and support services it needs. The fee is calculated as a percentage of the average daily net assets of the Fund.
Example:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class Y	92	287
Class I	82	255
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the Fund’s performance. Because the Fund recently commenced operations, there is no portfolio turnover to report.
Principal Investment Strategies
The Fund will invest primarily in common stocks of high-quality, large cap companies (generally, stocks with a market capitalization of greater than $10 billion) that the Fund's investment adviser, Madison Asset Management, LLC ("Madison") believes incorporate sustainability into their overall strategy. Under normal conditions, at least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in stocks that meet Madison's sustainability criteria. Stocks that meet this criteria are selected by integrating a research process with bottom-up fundamental analysis. The research process analyzes a company’s sustainable practices using quantitative and qualitative analysis and engagement with the company. The Fund's portfolio managers define “high-quality” companies as those businesses that exhibit sustainable growth, operate in large growth markets, and have strong competitive advantages with high barriers to entry. The Fund may invest up to 30% of its assets in foreign securities (including American Depositary Receipts ("ADRs") and emerging market securities). To the extent invested in common stocks, the Fund generally invests in only 35-50 companies at any given time. This reflects Madison's belief that your money should be invested in Madison’s top investment ideas, and that focusing on Madison’s highest conviction investment ideas is the best way to achieve the Fund’s investment objectives.
Madison follows a rigorous multi-step process when evaluating companies for the Fund, where Madison considers (1) the company’s business practices starting with corporate governance, (2) the business model and overall strategy, (3) the Board of Directors and the management team, and (4) the risk-reward of each potential investment. When considering business practices, the Fund's portfolio managers identify sustainability themes by industry analysis, corporate data and future targets, engagement with corporate management, and investment thesis. When evaluating the business model and overall strategy, Madison looks for durable competitive advantages, metrics that demonstrate consistent or improving levels of return on capital, growing revenue and earnings, and a solid balance sheet. When assessing the Board of Directors and the management team, Madison evaluates management's operational and capital allocation track records and the Board of Directors corporate governance record and how the Board structures executive compensation. The final step in the process is assessing the risk-reward when deciding to invest in a company. Madison seeks to purchase securities trading at a discount to their intrinsic value as determined by applying relative multiples to
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projected earnings, discounted cash flows, and additional valuation methodologies. Often Madison finds companies that meet our business model and sustainability criteria but not our valuation hurdle. Those companies are monitored for inclusion later when the price may be more appropriate.
Madison's criteria for selecting sustainable investments will vary by industry and company. Madison uses a proprietary scoring system to assign an “above average,” “average,” or “below average” rating to each company, and monitors these ratings across the portfolio. Madison will only invest in securities it determines are “above average.” Madison primarily uses the services of Sustainalytics US Inc., an independent, third-party service that provides sustainability analytics and ratings. The Sustainalytics ratings are not determinative, but one of many factors considered when making investment decisions. Madison considers a number of sustainability metrics when reviewing a company for the portfolio, which may include: carbon footprint; waste management; water usage; diversity, equity and inclusion; product safety; data management; board composition; ethical standards; and regulatory issues. Madison may also use research reports and other data when reviewing sustainable investing opportunities.
Madison may sell stocks for several reasons, including: (i) excessive valuation, (ii) the fundamental business prospects for the company have materially changed, (iii) the company no longer meets our sustainability criteria or inconsistent or negative changes in sustainability practices or (iv) Madison finds a more attractive alternative.
The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.
Equity Risk. The Fund is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Large Cap Risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the Fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Management Risk. The Fund is actively managed. The investment techniques and decisions of the investment adviser and the Fund’s portfolio managers, including the investment adviser’s assessment of a company’s sustainability profile when selecting investments for the Fund, may not produce the desired results and may adversely impact the Fund’s performance, including relative to other funds that do not consider sustainability factors or come to different conclusions regarding such factors.
Sustainable Investment Risk. The Fund follows a sustainable investment approach by investing in companies that embed sustainability in their overall strategy and demonstrate adherence to sustainable business practices. In pursuing such a strategy, the Fund may forgo opportunities to gain exposure to certain companies, industries or sectors, and may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors. In addition, since sustainable investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Fund may be limited at times. Sustainability related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Madison’s framework of sustainable investing will vary from other managers. Further, the regulatory landscape for sustainable investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in sustainable practices may fall out of favor, which could potentially limit the Fund’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable business practices, which may result in the Fund selling a security when it might otherwise be disadvantageous to do so.
Foreign Security and Emerging Market Risk. Investments in foreign securities, including investments in ADRs and emerging market securities, involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Depository Receipt Risk. Depository receipts, such ADRs, may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program.  Depository receipts involve many of the same risks as direct investments in foreign securities.  These risks include but are not limited to: fluctuations in currency exchange rates, which are affected by international balances of
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payments and other financial conditions; government interventions; and speculation.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  Investments in depository receipts that are traded over the counter may also be subject to liquidity risk.
Growth and Value Risks. Stocks with growth characteristics can experience sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because the Fund generally follows a strategy of holding stocks with both growth and value characteristics, any particular stock’s share price may be negatively affected by either set of risks.
Mid Cap Risk. In addition to large-capitalization companies, the Fund may invest in mid-capitalization companies, which may entail greater risks than investments in larger, more established companies. Midsize companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some midsize companies may not have established financial histories; may have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.
Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the Fund’s portfolio, the Fund is susceptible to capital gain realization. In other words, when the Fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The Fund’s sale of just a few positions will represent a larger percentage of the Fund’s assets compared with, say, a fund that has hundreds of securities positions.
Market Risk. The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Performance
The Fund commenced operations in December 2021, and therefore does not yet have performance history to report. Once the Fund has returns for a full calendar year, this Prospectus will provide performance information which gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Portfolio Management
The investment adviser to the Fund is Madison Asset Management, LLC. Maya Bittar, CFA (Vice President and Portfolio Manager/Analyst) and Dave Geisler (Vice President and Portfolio Manager/Analyst) have co-managed the Fund since December 2021.
Purchase and Sale of Fund Shares
The minimum investment amount to establish an account in Class Y shares is normally $1,000 for non-retirement accounts and $500 for individual retirement and education savings accounts, and the minimum to add to an account is $50. For an account established with an automatic investment plan the minimum is $50 per month to establish or add to an account. For accounts with Class I shares serviced by the Fund’s transfer agent, the minimum investment amount is $250,000, and there is no minimum to add to an account.
The Fund will waive the minimum investment requirements for certain employee benefit plans and for certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances and on a case-by-case basis if deemed to be in the best interest of the Fund.
You may generally purchase, exchange or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at www.madisonfunds.com. Requests must be received in good order by the Fund or its transfer agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the broker-dealer or financial intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the Fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL RISKS

Unknown Market Risks
Investing in the Fund involves risk. In addition to the other risks described in this prospectus, you should understand what we refer to as “unknown market risks.” While investments in stocks and bonds have been keystones in wealth building and management for a hundred years, at times these investments have produced surprises for even the savviest investors. Those who enjoyed growth and income of their investments were rewarded for the risks they took by investing in the markets. When the rare calamity strikes, the word “security” itself seems a misnomer. Although we seek to appropriately address and manage the risks we have identified in this prospectus, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware and, therefore, have not identified in this prospectus. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something you must consider in connection with your investment in the Fund. Unforeseen events have the potential to upset the best laid plans, and could, under certain circumstances, produce a material loss of the value of the Fund.
Recent Market Events
U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID‑19) global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed social behaviors, rising inflation and reduced consumer spending. While several countries, including the U.S., have begun to lift public health restrictions in efforts to reopen their respective economies, the outbreak of the Delta variant has led to the renewal of health mandates by local governments and businesses, reduced hiring efforts by employers, event cancellations and additional travel restrictions, supply chain shortages, cessation of return-to-office plans and an overall economic slowdown. While U.S. and global economies are recovering from the effects of COVID‑19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time. In addition, the impact and spread of infectious diseases in developing or emerging market countries may cause relatively greater strain on those countries’ healthcare systems than those in developed countries. Continuing uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the departure of the United Kingdom from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account. Madison will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.
Cybersecurity Risk
The computer systems, networks and devices used by the Fund and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches.  Despite the various protections utilized by the Fund and their service providers, systems, networks, or devices potentially can be breached.  The Fund and their respective shareholders could be negatively impacted as a result of a cybersecurity breach.  Cybersecurity breaches can include, but are not limited to, gaining unauthorized access to digital systems, networks or devices (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; infection from computer viruses, corrupting data or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality.  Cybersecurity breaches may cause disruptions and impact a fund’s business operations, potentially resulting in financial losses; interference with a fund’s ability to calculate its NAV; impediments to trading; the inability of a fund, its investment advisor or subadviser, as applicable, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

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YOUR ACCOUNT

The following pages describe the share classes offered through this prospectus and explain how you can invest with Madison Funds® (“Madison Funds,” the "Funds," or the “Trust”). You may generally open an account and purchase shares of the Fund through financial intermediaries, such as mutual fund supermarkets, retirement plan record keepers, or brokers-dealers who are authorized to sell shares of the Fund (individually a "financial intermediary," and collectively, "financial intermediaries"). You may also purchase shares of the Fund, directly from the Fund's transfer agent.
Note: most of the information on how to open an account and how to purchase, exchange, or sell shares that follows will not be relevant to you if you invest in the Fund through a financial intermediary. Financial intermediaries may require the payment of fees from their individual clients, which may be different from those described in this prospectus and may also have policies and procedures that are different than those contained in this prospectus. For example, they may charge transaction fees or set different minimum investment amounts. Investors should consult their financial intermediary regarding its procedures for purchasing and selling shares of the Fund as the policies and procedures may be different. If you have such an account, contact your financial intermediary and they will be able to assist you.
Regardless of the type of account, the first step to investing in the Fund is to carefully read this entire prospectus.
Who Can Invest in the Fund?
In general, to invest in the Fund, you should be an adult US citizen or resident or a US entity with a US tax identification (social security or employer identification) number. You or the person authorized to place transactions on your behalf may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Fund determines that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Fund may reject future purchases in that account and any related accounts. The Fund may only be sold in states where they are notice filed or registered. Some share classes appearing in this prospectus may not be available for purchase in all jurisdictions. The Fund sells shares to investors residing outside the US only in limited circumstances. Any sale to an investor residing outside of the US requires prior approval of the Fund.
Share Class Availability
The Trust offers two classes of shares through this prospectus: Class Y and Class I. Each share class offered by the Fund represents investments in the same portfolio of securities, but each class has its own expense structure, which allows you to choose the one that best meets your needs. For a description of the expenses imposed on each class, please see the “Fund Summary - Fees and Expenses” section. The various share classes are described in more detail below.
Class Y Shares. Class Y shares do not impose a front-end sales charge or contingent deferred sales charge ("CDSC") and are not subject to any Rule 12b-1 distribution or service fees. Class Y shares are generally purchased directly through the Fund's transfer agent by individuals and entities that are not assisted by a financial adviser, and by investors who purchase shares through financial intermediaries who have entered into an agreement with the Fund's distributor or Madison to offer fund shares through a managed account or fee-based program or to brokerage accounts held on a network or platform that submit orders on behalf of their clients.
Class I Shares. Class I shares do not impose a front-end sales charge or CDSC and are not subject to any Rule 12b-1 distribution or service fees. Class I shares are generally available for purchase through participating employee benefit plans, and through certain other accounts registered to trust companies and bank trust departments, and certain eligible qualifying investment product platforms offered by financial intermediaries who have entered into an agreement with the Fund's distributor or Madison. Class I shares offered through such plans, accounts and platforms are generally maintained on the books of the Fund's' transfer agent at an omnibus level. Investment minimums for any such plans, accounts, and platforms are set by the policies of those offering such shares. Class I shares are also available for purchase by individuals, trusts, estates, charitable organizations, corporations (including affiliated and unaffiliated investment companies), endowments, foundations and other investors who purchase shares directly from the Fund's transfer agent with a minimum initial investment of $250,000, and no minimum to add to an account.
Each individual’s investment needs are different. You should speak with your financial adviser to review your investment objectives, which will help you decide which share class is right for you.
Investment Minimums

Minimum Investments	Class Y	Class I
To open an account:
Non-Retirement account:	$1,000	$250,000
Retirement account:	$500	$250,000
Education Savings account:	$500	N/A
To add to an account:	$50	No minimum
The Fund will waive the initial minimum investment to open an account for Class Y shares if you invest through an Automatic Investment Plan. See “Additional Investor Services – Automatic Investment Plan.”
The Fund will waive its minimum investment requirements for all share classes (1) for accounts funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans; (2) for shares purchased by affiliated and unaffiliated investment companies; or (3) for investors who purchase shares through financial intermediaries who have entered into an agreement with the Fund's distributor or Madison to offer fund shares (i) through a managed account or fee-based program; or (ii) through accounts held on a network or platform that submit orders on behalf of their clients; and (iii) where the intermediary holds
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shares through an omnibus account. If you invest through a financial intermediary, the intermediary may impose their own minimum investment requirements.
The Fund may also reduce or waive the minimum investment requirements under certain circumstances and on a case-by-case basis if deemed to be in the best interest of the Fund. Please refer to the SAI for more information regarding the waiver of investment minimums of Class I shares.
How to Contact Us
You can reach a Madison Funds shareholder services representative by calling 1-800-877-6089 weekdays, 8:00 a.m. to 7:00 p.m. Central Time. Mail all general inquiries, new account applications and transaction requests as follows:

Regular Mail:	Express, Certified or Registered Mail:
Madison Funds P. O. Box 219083 Kansas City, MO 64121-9083	Madison Funds c/o DST Asset Manager Solutions, Inc. 430 W 7th Street STE 219083 Kansas City, MO 64105-1407
Opening an Account
1.    Carefully read this prospectus.
2.    Determine how much you want to invest.
3.    Carefully complete the appropriate parts of the account application, including the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional form if you want to add privileges later. If you have questions, please contact your financial adviser or the Trust.
When opening a new account, the Fund is required by law to obtain certain personal information from you to verify your identity, including name, address, date of birth, and other information that will allow us to identify you. If you do not provide the information, the Fund's transfer agent, on behalf of the Fund, may not be able to open your account. If the transfer agent is unable to verify your identity, the Fund' reserves the right to close your account or take such other action deemed reasonable or required by law.
Purchasing Shares
The following explains how to purchase shares by check, wire, phone, exchange or Internet. You may purchase shares at any time by complying with the minimum investment requirements described in “FUND SUMMARIES—Purchase and Sale of Fund Shares.” Upon request, your shares will be purchased at the next net asset value (“NAV”) calculated after your order is accepted in good order by the Fund. “Good order” means that the request includes the information described in the table below.

OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
BY CHECK
Make out a check for the investment, payable to Madison Funds.	Make out a check for the investment amount, payable to Madison Funds.
Deliver the check and your completed application to your financial adviser or mail to Madison Funds.	Complete the detachable investment slip from your account statement. If no slip is available, send a letter specifying the fund name, share class, your account number, the name in which the account is registered, and the amount of your investment to be sent by check. Mail to Madison Funds.
A charge of $30 will be assessed for each returned check occurrence.
BY WIRE
Deliver your completed application to your financial adviser or mail to Madison Funds.	Call Madison Funds at 1-800-877-6089. Provide the fund name, share class, your account number, the name in which the account is registered, and the amount of your investment to be sent by wire.
Obtain your account number by calling your financial adviser or Madison Funds at 1-800-877-6089. Instruct your financial institution to wire the amount of your investment to State Street Bank & Trust Company.
Instruct your financial institution to wire the amount of your investment to State Street Bank & Trust Company:
ABA#: 0110-0002-8
FBO: Madison Funds
DDA#: 9905-510-5 FBO: (Shareholder name/account number)

BY PHONE
Not currently available.
Call Madison Funds at 1-800-877-6089 to verify that these features are in place on your account. You are automatically eligible to purchase shares by phone, upon set-up of ACH electronic funds transfer, unless you indicate otherwise in the account options section of your application.

To place your purchase, call Madison Funds between 8:00 a.m. and 7:00 p.m. Central Time, or use our automated touchtone services 24-hours a day.
BY EXCHANGE (Available for most accounts and amounts that meet fund minimums.)
Make sure that you have a current prospectus for the Madison Funds, which can be obtained by calling your financial adviser or Madison Funds at 1-800-877-6089.	Make sure that you have a current prospectus for the Madison Funds, which can be obtained by calling your financial adviser or Madison Funds at 1-800-877-6089.
Call your financial adviser, Madison Funds at 1-800-877-6089, or use the Internet at www.madisonfunds.com to request an exchange. You can only open up a new fund position in an existing account by exchange.
Call your financial adviser, Madison Funds at 1-800-877-6089, or use the Internet at www.madisonfunds.com to request an exchange.
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OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
BY INTERNET (Access 24 hours a day at www.madisonfunds.com.)
You cannot open a new account on the Internet.
Call Madison Funds at 1-800-877-6089 to verify that these features are in place on your account. You are automatically eligible to purchase shares upon set-up of ACH electronic funds transfer, unless you indicate otherwise in the account options section of your application. Alternatively, you may check your profile on the Internet. The feature button will be activated if you are eligible to purchase shares.

Purchase orders received in good order by the Fund after the close of regular trading on the New York Stock Exchange
(usually 4:00 p.m. Eastern Time), will be processed using the next day’s NAV.
Purchasing by Exchange
Within an account, you may exchange shares of one fund for shares of the same class or different share class of another fund subject to the minimum investment requirements of the fund purchased. Exchanges are subject to the eligibility requirements and the fees and expenses of the share class you exchange into, as set forth in the applicable prospectus.
Except as may be approved by the Chief Compliance Officer of the Fund, only five (5) exchanges are allowed per fund in a calendar year. If you establish a systematic exchange or automatic account rebalancing program (see the “Your Account -Additional Investor Services” section), those exchanges are not included in the exchange limit or redemption fee policies. The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before an investor is permitted a new exchange. The Fund may change its exchange policy at any time upon 60 days’ notice to its shareholders.
It is important to note that additional restrictions may apply if you invest through an intermediary. The Trust will work with intermediaries to apply the Fund's exchange limit guidelines, but in some instances, the Fund is limited in their ability to monitor the trade activity or enforce the Fund's exchange limit guidelines in such accounts. In addition, a different exchange limit may apply for accounts held by certain institutional retirement plans to conform to plan exchange limits.
Please refer to the SAI, for additional details regarding exchanges and moving investments in certain share classes to different share classes.
Selling Shares
The following explains how to sell your shares by letter, phone or exchange. You may sell shares at any time. Upon request, your shares will be sold at the next NAV calculated after your order is received in good order by the Fund. “Good order” means that the request includes the fund and account number, amount of transaction, signatures of the owners as noted below and a “medallion guarantee” if required.
In certain circumstances, to protect you and the Fund, you will need to make your request to sell shares in writing, which may require sending additional documents. In addition, you will need to obtain a medallion guarantee if the redemption is:
•    over $100,000;
•    made payable to someone other than the registered shareholder(s); or
•    mailed to an address other than the address of record, or an address that has been changed within the last 30 days.
You can generally obtain a medallion guarantee from a financial institution, a broker or securities dealer, or a securities exchange or clearing agency. A notary public CANNOT provide a medallion guarantee. The Trust reserves the right to require a medallion guarantee on any redemption.

SELLING SHARES
BY LETTER (Available for accounts of any type and sales of any amount.)
Write a letter of instruction indicating your account number, Fund name, the name in which the account is registered and the dollar value or number of shares you wish to sell. Mail your letter, and any other required materials, to Madison Funds. A check will be mailed to the name and address in which the account is registered.
If you are:	A written letter of instruction to sell shares must include:
An owner of an individual, joint, sole proprietorship, UGMA/UTMA (custodial accounts for minors) or general partner account	•The signatures and titles of all persons authorized to sign for the account, exactly as the account is registered. •Medallion guarantee if applicable.
An owner of a corporate or association account	•The signature of the person(s) authorized to sign for the account. •Medallion guarantee required.
An owner or trustee of a trust account	•The signature(s) of the trustee(s). •Medallion guarantee required.
A joint tenancy shareholder whose co-tenant is deceased	•The signature of the surviving tenant. •Tax waiver (if applicable in your state). •Medallion guarantee required.
An executor of a shareholder’s estate	• The signature of the executor. • Tax waiver (if applicable in your state). • Medallion guarantee required.
For other account types not listed above, please call Madison Funds at 1-800-877-6089 for instructions.
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SELLING SHARES
BY PHONE (Available for most accounts and sales of up to $100,000 per day.)
To place your redemption order, call Madison Funds between 8:00 a.m. and 7:00 p.m., Central Time, or use our automated touchtone services 24-hours a day. Redemption requests may be placed on all business days (excluding market holidays). Checks are generally mailed the next business day after the redemption request is effective.

Redemption proceeds can be sent by electronic funds transfer (“EFT”) provided that you have pre-authorized banking information on file with Madison Funds. Redemption proceeds from EFT transactions are generally available by the second business day. The Trust does not charge for EFT; however, your financial institution may charge a fee for this service.

Amounts of $1,000 or more can be wired on the next business day, provided that you have pre-authorized the wiring of funds and the needed information is on file with Madison Funds. A $15 fee will be deducted from your account to send the wire; your financial institution may charge an additional fee to accept the wired funds.

BY EXCHANGE (Available for most accounts and amounts that meet fund minimums.)
Make sure that you have a current prospectus for the Madison Funds, which can be obtained by calling your financial adviser or Madison Funds at 1-800-877-6089. Call your financial adviser, Madison Funds, or use the Internet at www.madisonfunds.com to execute the exchange.

BY INTERNET
You cannot redeem your shares on the Internet.
Redemption requests received in good order by the Fund after the close of regular trading on the New York Stock Exchange
(usually 4:00 p.m. Eastern Time), will be processed using the next day’s NAV.
The Fund typically expects that it will pay redemption proceeds one business day following receipt and acceptance of a redemption order. However, payment may take longer than one business day and make take up to seven days as generally permitted by the 1940 Act. In addition, if you recently purchased shares and subsequently request a redemption of those shares, the Fund will pay redemption proceeds once a sufficient period of time has passed to reasonably ensure that checks or drafts, for the shares purchased have cleared (normally seven business days from the purchase date).
Under normal market conditions, the Fund typically expect that the Fund will meet shareholder redemptions by monitoring the Fund's portfolio and redemption activity and by regularly holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet redemptions, if they become necessary in stressed market conditions. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund's custodian bank and making payment with Fund securities or other Fund assets rather than in cash (as further discussed in the following paragraph).
Although payment of redemptions normally will be in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities held by the Fund (commonly referred to as an in-kind redemption). To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities. The SAI contains further information about in-kind redemptions.
General Policies
Limitation on Purchases. If you purchase shares by check and your check does not clear, your purchase will be canceled, and you could be liable for any losses or fees incurred. A charge of $30 will be assessed for each returned check occurrence. We do not accept third-party checks, starter checks, credit cards, credit card checks, or cash to purchase shares. All purchase payments must be denominated in U.S. dollars and drawn on or from U.S. financial institutions. Additionally, we will not normally accept purchase orders of more than $999,999 for Class C shares from a single investor.
Pricing of Fund Shares. The NAV for the Fund and each class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time) by dividing the net assets of the Fund and class by the number of shares outstanding of the Fund and class. Transaction requests received after the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) will be processed using the next day’s NAV. The NAV per share for the Fund and class is not determined on days the New York Stock Exchange is closed for trading. The New York Stock Exchange is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The Fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If quotations are not readily available for a security or other portfolio investment, or if it is believed that a quotation or other market price for a security or other portfolio investment does not represent its fair value, Madison may value the security or investment using procedures approved by the Board of Trustees of the Trust that are designed to establish its “fair” value. The fair valuation procedures may be used to value any investment of any fund in the appropriate circumstances. Securities and other investments valued at their “fair” value entail significantly greater valuation risk than do securities and other investments valued at an established market value.
Madison relies on its fair value procedures most often in connection with foreign securities whose principal trading market(s) is outside the U.S. and/or are denominated in a foreign currency. From time to time, events occur that affect the issuers of such foreign securities or the securities themselves, or information about the issuer or securities becomes available, after the close of trading in the securities but before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In these situations, the fair value of the foreign security may be something other than the last available quotation or other market price. With regard to such foreign securities, the fair valuation procedures
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include consultation with an independent “fair value” pricing service. Nonetheless, Madison separately evaluates each such foreign security and may, in conformity with the fair valuation procedures, establish a different fair value than that reached by the independent pricing service or other financial institutions or investment managers.
Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by Madison under the fair valuation procedures for any security or other investment (or underlying fund) may vary from the last quoted sale price or market close price, or from the value given to the same security or investment by: (1) an independent pricing service; (2) other financial institutions or investment managers; or (3) Madison, had it used a different methodology to value the security. The Trust cannot assure that a security or other portfolio investment can be sold at the fair value assigned to it at any time.
To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.
Execution of Requests. The Fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Purchase and redemption requests are executed at the next NAV calculated after your request is received in good order by the Trust. In unusual circumstances, the Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven days or longer, as allowed by federal securities law.
Purchases and Redemptions through Authorized Financial Intermediaries. You may purchase or redeem shares of the Fund through financial intermediaries who are authorized to sell shares. Certain of these financial intermediaries are authorized to designate other financial intermediaries to receive purchase and redemptions orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary, or, if applicable, any such financial intermediaries' authorized designee, receives the order.
Purchase and Redemption Prices. When you purchase shares, you pay the NAV as described earlier. When you redeem shares, you receive the NAV . Purchase orders and redemption and exchange requests will be executed at the price next determined after the order or request is received in good order by the Trust, as described in “Your Account - Purchasing Shares” and “Your Account - Selling Shares.”
Redemption in Advance of Purchase Payments. When you place a request to redeem shares for which the purchase payment has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to seven business days after the purchase.
Frequent Purchases and Redemptions of Fund Shares. The Trust discourages investors from using the Fund to frequently trade or otherwise attempt to “time” the market. As a result, the Fund reserve the right to reject a purchase or exchange request for any reason.
Market Timing. It is the policy of the Board of Trustees of Madison Funds to block shareholders or potential shareholders from engaging in harmful trading behavior, as described below, in any Madison Fund. To accomplish this, the Fund reserves the right to reject a purchase or exchange request for any reason, without notice. This policy does not affect a shareholder’s right to redeem an account. In addition, the Fund has written agreements in place with intermediaries who hold fund shares on behalf of others (e.g., brokers, banks and plan administrators) which give the Fund the authority to identify third parties who invest in the Fund through such intermediaries so that the Fund can prevent them from engaging in harmful frequent trading and market-timing activity as described below.
Identifiable Harmful Frequent Trading and Market-Timing Activity. The Trust defines harmful trading activity as that activity having a negative effect on portfolio management or fund expenses. For example, a fund subject to frequent trading or “market-timing” must maintain a large cash balance in order to permit the frequent purchases and redemptions caused by market-timing activity. Cash balances must be over and above the “normal” cash requirements the fund keeps to handle redemption requests from long-term shareholders, to buy and sell portfolio securities, etc. By forcing a fund’s portfolio manager to keep greater cash balances to accommodate market timing, the fund may be unable to invest its assets in accordance with the fund’s investment objective. Alternatively, harmful trading activity may require frequent purchase and sale of portfolio securities to satisfy cash requirements. To the extent market-timing activity of this sort requires the affected fund to continually purchase and sell securities, the fund’s transaction costs will increase in the form of brokerage commissions and custody fees. Finally, frequent trading activity results in a greater burden on the affected fund’s transfer agent, increasing transfer agent expenses and, if not actually raising fund expenses, at least preventing them from being lowered.
For all of the above reasons, the Fund monitors cash flows and transfer agent activity in order to identify harmful activity. Furthermore, when approached by firms or individuals who request access for market timing activities, the Fund declines such requests; when trades are attempted without such courtesy, the Fund makes every effort to block them and prohibit any future investments from the source of such trades. The Fund does not define market-timing by the frequency or number of trades during any particular time period. Rather, the Fund seeks to prevent market-timing of any type that harms the Fund in the manner described above.
The Fund does not currently impose additional fees on market timing activity although the right to do so is reserved upon notice to shareholders in the future. The Fund does not specifically define the frequency of trading that will be considered “market timing” because the goal is to prevent any harm to long-term investors that is caused by any out-of-the-ordinary trading or account activity. As a result, when the Fund identifies any shareholder activity that causes or is expected to cause the negative results described above, the Fund will block the shareholder from making future investments. As a practical matter, the Trust’s generally applicable restriction on exchanges per fund to five per year, as described in the “Purchasing By Exchange” section above, limits the occurrence of frequent trading and market-timing activity.
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The Fund uses its discretion to determine whether transaction activity is harmful based on the criteria described above. Except as described below, the Fund does not distinguish between shareholders that invest directly with the Fund or shareholders that invest with the Fund through a broker (either directly or through a financial intermediary account), an investment adviser or other third party as long as the account is engaging in harmful activity as described above.
Other Risks Associated with Market Timing. Moving money in and out of the Fund on short notice is a strategy employed by certain investors who hope to reap profits from short-term market fluctuation. This is not illegal but is discouraged by many funds since it can complicate fund management and, if successfully employed, have a negative impact on performance. In particular, a successful “market-timer” could, over time, dilute the value of fund shares held by long-term investors by essentially “siphoning off” cash by frequently buying fund shares at an NAV lower than the NAV at which the same shares are redeemed. The Fund will block ALL identifiable harmful frequent trading and market-timing activity described above regardless of whether the market-timer is successful or unsuccessful. In any event, investors in any of the Madison Funds should be aware that dilution caused by successful market timing by some shareholders is a risk borne by the remaining shareholders.
Exceptions or Other Arrangements. It is possible that the Fund will not detect certain frequent trading or market timing activity in small amounts that, because of the relatively small size of such activity, is subsumed by the normal day-to-day cash flow of the fund (see the section above entitled “Other Risks Associated with Market Timing”). However, the Fund believes their procedures are adequate to identify any market timing activity having the harmful effects identified in the section entitled “Identifiable Harmful Frequent Trading and Market-Timing Activity” regardless of the nature of the shareholder or method of investment in the Trust.
Delegation to Certain Financial Intermediaries. The Trust may rely on the short-term trading policies enforced by financial intermediaries if, in the discretion of the Trust’s Chief Compliance Officer, such policies are designed to prevent the harm that these policies are designed to address. Financial intermediary policies relied upon in this manner must be adequately identified in written agreements enforceable by the Trust or its distributor on behalf of the Fund.
Because the Trust discourages market timing in general, the Fund does not currently, nor does it intend to, have any arrangements or agreements, formal or informal, to permit any shareholders or potential shareholders to directly or indirectly engage in any type of market-timing activities, harmful or otherwise.
Although the Fund believes reasonable efforts are made to block shareholders that engage in or attempt to engage in harmful trading activities, the Fund cannot guarantee that such efforts will successfully identify and block every shareholder that does or attempts to do this.
Telephone Transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, the Trust will take measures to verify the caller’s identity, such as asking for name, account number, Social Security or taxpayer ID number and other relevant information. The Trust is not responsible for any losses that may occur due to unauthorized telephone calls. Also for your protection, redemption transactions are not permitted via telephone on accounts for which names or addresses have been changed within the past 30 days unless the account has been pre-authorized for EFT or wire redemption privileges to a financial institution account.
Internet Transactions. For your protection, you will need your Social Security and account number to establish access to your account on the Internet. You will be asked to assign a unique password and you will need to use that password on all future visits to verify your identity. Buy and sell prices and valuation of shares procedures are consistent with the policies noted above. The Trust is not responsible for any losses that may occur due to unauthorized access.
Special Redemptions. Although no fund would normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities held by the Fund as prescribed by the Board of Trustees. However, the Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund’s NAV at the beginning of such period.
Householding. To reduce shareholder service expenses, the Trust intends to send only one copy of its prospectus, supplements or other shareholder documents per household regardless of the number of investors at the household or the number of accounts held. However, any investor may obtain additional reports upon request to Madison Funds.
Account Statements. In general, you will receive account statements every quarter, as well as after every transaction (except for any dividend reinvestment or systematic transactions) that affects your account balance and after any changes of name or address of the registered owner(s). Every year you should also receive, if applicable, a Form 1099 tax information statement, which will be mailed to you by January 31.
Research and Other fees. Shareholders who need investment records for years prior to the past calendar year may be charged a research fee of $5 per request (with a maximum fee of $25 per request). The Fund reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.
Small Accounts. Due to the high fixed cost of maintaining mutual fund accounts, the Trust reserves the right to close any non-retirement accounts (excluding accounts set up with a systematic investment program) that have balances below $1,000. We will mail you a notice asking you to bring the account value up to $1,000 or initiate a systematic investment program. If you do not bring the account value up to $1,000 or initiate a systematic investment program within 60 days, the Trust may sell your shares and mail the proceeds to you at your address of record.
Escheatment. Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added "inactivity" or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider
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property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years. Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:
•Send a letter to Madison Funds via the United States Post Office,
•Speak to a Shareholder Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Madison Funds secure web application,
•Access your account through the Madison Funds secure web application,
•Cashing checks that are received and are made payable to the owner of the account.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083.
The Fund, Madison, and the transfer agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third party, financial intermediary regarding applicable state escheatment laws.
Disclosure of Portfolio Information. Portfolio holdings information is available on the Madison Funds' website at www.madisonfunds.com. In addition, a complete description of the Fund's policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.
Additional Investor Services
Depending on which share class you purchase, you may be eligible to establish one or more of the additional account options described below.
Automatic Investment Plan. You may set up regular systematic investments from your financial institution account to purchase Class Y shares. You determine the frequency (no less than quarterly), day of the month, amount of your investments, and you may terminate the plan at any time. The monthly minimum investment is $50 per fund. To enroll in an automatic investment plan, complete the appropriate parts of the new account application or, for an existing account, the account maintenance form.This plan is not available for Class I shares.
Payroll Deduction Plan. If your employer supports a payroll deduction program, you may set up regular investments from your payroll to purchase Class Y shares. You determine the frequency (no less than quarterly), day of the month, amount of your investments, and you may terminate the plan at any time. The monthly minimum investment is $50 per fund. To enroll in a payroll deduction plan, complete the Madison Funds Payroll Deduction Form. A new account application must accompany the form if you are opening a new account. This plan is not available for Class I shares.
Systematic Withdrawal Plan. If your account balance in Class Y shares is at least $5,000 you may set up regular systematic withdrawals from your account. You determine the frequency (no less than monthly), day of the month, amount of your withdrawals, and you may terminate the plan at any time. The monthly minimum withdrawal is $50. To enroll in a systematic withdrawal plan, complete the appropriate sections of the new account application or, for an existing account, the account maintenance form. This plan is not available for Class I shares.
Systematic Exchange Plan. If your account balance in Class Y shares is at least $5,000 you may exchange your shares for the same class of shares of another Madison fund. You determine the frequency (no less than monthly), day of the month, amount of your exchanges, and you may terminate the plan at any time. The monthly minimum exchange amount is $50. To enroll in a systematic exchange plan, complete the appropriate sections of the new account application or, for an existing account, the account maintenance form. This plan is not available for Class I shares.
Distributions and Taxes
Schedule of Distributions. The Fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions, if any, for Fund, will be declared and paid annually.
Distribution Reinvestment. Many investors have their distribution payments reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice on the account application, your distribution payments will be reinvested on the payment date.  Alternatively, you can choose to have a check mailed to you for your distribution payments.  However, if, for any reason, the check is not deliverable, or you do not respond to mailings from Madison Funds with regard to uncashed distribution checks, your distribution payments may be reinvested, and no interest will be paid on amounts represented by the check.  In addition, your distribution options may be automatically converted to having all dividends and other distributions reinvested in additional shares.
Taxability of Distributions. All distributions that you receive from the Fund are generally taxable, whether reinvested or received in cash. Distributions from a fund’s net investment company taxable income (which includes dividends, taxable interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable as ordinary income, unless such distributions are attributable to “qualified dividend” income eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by the Fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares unless you are exempt from taxation or entitled to a tax deferral. Currently, the maximum federal income tax rate applicable to long-term capital gains, and thus to qualified dividend income is 20%. The Fund will inform its shareholders of the portion of its dividends (if any) that constitute qualified dividend income.
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Generally, “qualified dividend” income includes dividends received during the taxable year from certain domestic corporations and qualified foreign corporations. The portion of a distribution that the Fund pays that is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of the non-corporate shareholders of the fund. If the Fund has income of which more than 95% was qualified dividends, all of the Fund’s dividends will be eligible for the lower rates on qualified dividends. Certain holding period requirements applicable to both the Fund and the shareholder also must be satisfied to obtain qualified dividend treatment.
When the Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. Fund distributions are expected to be primarily distributions of net capital gains.
Taxability of Transactions. Your redemption of fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares. An exchange of fund shares for shares in any other fund of the Trust generally will have similar tax consequences.
Withholding. If you do not furnish the Trust with your correct Social Security Number or Taxpayer Identification Number and/or the Trust receives notification from the Internal Revenue Service requiring back-up withholding, the Trust is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 24% for U.S. residents.
This section is not intended to be a full discussion of tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser. Please refer to the SAI for more information about taxes.
INVESTMENT ADVISER

The Fund's investment adviser is Madison Asset Management, LLC (“Madison”), a subsidiary of Madison Investment Holdings, Inc. (“MIH”), both located at 550 Science Drive, Madison, Wisconsin 53711. As of October 31, 2021, MIH, which was founded in 1974, and its affiliate organizations, including Madison, managed approximately $24.8 billion in assets, including open-end mutual funds, closed-end funds, separately managed accounts and wrap accounts. Madison is responsible for the day-to-day administration of the Fund's activities. Investment decisions regarding the Fund can be influenced in various manners by a number of individuals. Generally, all management decisions are the ultimate responsibility of Madison’s Investment Strategy Oversight Committee. This committee is comprised of senior officers and portfolio managers of Madison.
Investment Advisory Agreement
For its investment advisory services to the Fund, pursuant to the terms of an Investment Advisory Agreement between Madison and the Trust,
Madison is entitled to receive a management fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of the Fund as set forth in the table below.

Fund	Management Fee[1]
Sustainable Equity Fund	0.70%
1 The Fund’s management fee will be reduced annually by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.
Madison may from time to time, contractually or voluntarily, agree to waive a portion of its management fee and/or reimburse fund operating expenses to ensure that a fund’s operating expenses do not exceed certain expense limitations if applicable. Contractual fee agreements may by modified or terminated at any time or for any reason, but only with fund Board approval. Voluntary waivers may be amended or discontinued at any time without prior notice. Any fees waived are not typically subject to later recoupment by Madison, except as otherwise noted.
A discussion regarding the basis for approval of the Fund's investment advisory contract by the Board of Trustees will be available in the Fund's next semi-annual report to shareholders.
Administrative Services Agreement
In addition to the management fee, Madison is entitled to receive an administrative services fee from the Fund pursuant to the terms of a separate Administrative Services Agreement. Under this fee agreement, Madison provides or arranges for the Fund to have all of the necessary operational and support services it needs for a fee.
Expenses that are not included under this fee agreement are: (i) transaction-related expenses including, but not limited to, brokerage commissions paid in connection with fund transactions, interest or fees in connection with fund indebtedness or taxes paid in connection with portfolio securities held, (ii) the fees of the Independent Trustees, (iii) acquired fund fees, if any, and (iv) any extraordinary or nonrecurring expenses (such as fees and expenses relating to any temporary line of credit the Fund maintains for emergency or extraordinary purposes). The administrative services fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of the Fund as set forth in the table below (the same rate applies to all share classes of the Fund, except as otherwise noted).

Fund	Administrative Services Fee
Sustainable Equity Fund	0.20%[1]
1 The annual administrative services fee for the Fund's Class I share is 0.10%.
Madison may from time to time, contractually or voluntarily, agree to waive a portion of its administrative services fee and/or reimburse fund operating expenses to ensure that a Fund’s operating expenses do not exceed certain expense limitations if applicable. Contractual fee agree-ments may by modified or terminated at any time or for any reason, but only with fund Board approval. Voluntary waivers may be amended or discontinued at any time without prior notice. Any fees waived are not typically subject to later recoupment by Madison, except as otherwise noted.
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PORTFOLIO MANAGEMENT

Madison Asset Management, LLC
Madison manages the assets of the Fund as set forth below. The following individuals are primarily responsible for the day-to-day management of the Fund.
Sustainable Equity Fund. The Sustainable Equity Fund is co-managed by Maya Bittar, CFA and Dave Geisler. Ms. Bittar, Vice President and Portfolio Manager/Analyst of Madison, has co-managed the Fund since December 2021. Ms. Bittar has more than 30 years of experience in the financial services industry with over 20 years as a Portfolio Manager. She specializes in personalized portfolio management for Madison’s private clients and co-manages the firm's Disciplined Equity strategy. Prior to joining Madison in 2018 as a member of the U.S. equity team, Ms. Bittar previously worked as a multi-sector analyst at Artisan Partners and as a Portfolio Manager at Wellington Management. Ms. Bittar began her career at U.S. Bank, first as a credit analyst and, later, a portfolio manager of a growth and income fund. Mr. Geisler, Vice President and Portfolio Manager/Analyst of Madison, has co-managed the Fund since December 2021. Since joining Madison in 2019, Mr. Geisler has been a member of the U. S. equity team. He specializes in customized portfolio management for Madison's private clients and co-manages the firm's Disciplined Equity strategy. Mr. Geisler has been in the financial services industry since 2004. Prior to joining Madison, Mr. Geisler worked at Lateef Investment Management, Artisan Partners, and Cowen and Company.
Information regarding the portfolio managers’ compensation, their ownership of securities in the Fund, and the other accounts they manage can be found in the SAI.
FINANCIAL HIGHLIGHTS

Because the Fund recently launched, there are no financial or performance information included in this prospectus for the Fund. The fiscal year-end of the Fund is October 31st each year. Once the information becomes available, you may request a copy of this information by calling Madison Funds at 1-800-877-6089.
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MORE INFORMATION ABOUT MADISON FUNDS

The following documents contain more information about the Fund and are available free upon request:
Statement of Additional Information. The SAI dated December 14, 2021, contains additional information about the Fund. A current SAI has been filed with the SEC and is incorporated herein by reference. This means that the SAI, for legal purposes, is a part of this prospectus
Annual and Semi-Annual Reports. The Fund's annual and semi-annual report, when available, will provide additional information about the Fund's investments. The annual report will contain a discussion of the market conditions and investment strategies that significantly affect the Fund’s performance during the last fiscal year.
Requesting Documents. You may request a copy of the SAI, the annual or semi-annual report, make shareholder inquiries, without charge, or request further information about the Fund by contacting your financial adviser or by contacting the Madison Funds at P.O. Box 219083, Kansas City, MO 64121-9083; or by telephone at 1-800-877-6089, or via the Internet at www.madisonfunds.com.
Reports and other information about the Fund also are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplications fee, by electronic request at the following email address: publicinfo@sec.gov.

Madison Funds®
P.O. Box 219083
Kansas City, MO 64121-9083
1-800-877-6089
www.madisonfunds.com

Investment Company
File No. 811-08261

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STATEMENT OF ADDITIONAL INFORMATION
Madison Funds®
550 Science Drive
Madison, Wisconsin 53711

Ticker Symbol
Fund	Class Y	Class I
Madison Sustainable Equity Fund	MFSYX	MFSIX

This is not a prospectus. This statement of additional information (“SAI”) of the Madison Sustainable Equity Fund (the "Fund"), should be read in conjunction with the prospectus of the Fund dated December 14, 2021, which is referred to herein. The Fund's prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the Fund's prospectus dated December 14, 2021, please call 1-800-877-6089 or write Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083.
This SAI only relates to the Madison Sustainable Equity Fund, a series of the Madison Funds (the "Trust"). The Fund is new and therefore no audited financial statements or other financial information are available.

The date of this SAI is December 14, 2021.

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ii

GENERAL INFORMATION
The Trust is a diversified, open-end management investment company consisting of separate investment portfolios or funds each of which has a different investment objective and policies. Each fund is a diversified, open-end management investment company, commonly known as a mutual fund. The Trust offers one fund through this SAI: Madison Sustainable Equity Fund (the "Fund"). Other funds are available through a separate SAI.
The Trust was organized under the laws of the state of Delaware on May 21, 1997 and is a Delaware statutory trust. As a Delaware statutory trust, the operations of the Trust are governed by its Amended and Restated Declaration of Trust (the “Declaration of Trust”) and its Certificate of Trust (the “Certificate”). The Certificate is on file with the Office of the Secretary of State in Delaware. Each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time, upon such shareholder’s initial purchase of shares of beneficial interest in the Fund.

INVESTMENT PRACTICES
The prospectus describes the investment objective and policies of the Fund. The following information is provided for those investors wishing to have more comprehensive information than that contained in the prospectus.
Lending Portfolio Securities
The Fund may lend portfolio securities. Loans will be made only in accordance with guidelines established by the Board of Trustees of the Trust (the “Board” or the “Board of Trustees”) and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or U.S. government securities as collateral with the Fund equal at all times to at least 102% of the value of domestic securities and 105% of the value of non-domestic securities, based upon the prior days market value for securities loaned. The Fund will continue to receive interest or dividends, in the form of substitute payments which may not be as beneficial from a tax perspective to the fund as the actual interest or dividend payment, on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable short-term, high quality government securities. The Fund will retain the right to call the loaned securities and may call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 33⅓% of the value of the Fund’s assets. The Fund may terminate such loans at any time.
The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. To mitigate this risk, the Fund will invest collateral only in high quality government securities. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. To mitigate the risk, loans will be made only to firms deemed by the Fund's Investment Adviser, Madison Asset Management, LLC (“Madison”), to be in good financial standing and will not be made unless, in Madison’s judgment, the consideration to be earned from such loans would justify the risk. The fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Fund's agreement with State Street Bank and Trust Company, the fund's securities lending agent, the securities lending agent has provided a limited indemnification in the event of a borrower default. The Fund does not have a master netting agreement.
Illiquid Securities
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable) as a non-principal investment strategy up to the percentage limits described below in the “Higher-Risk Securities and Practices” section. In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund is subject to the guidelines set forth in the Trust’s liquidity risk management program. The term “illiquid security” is defined as a security that the Investment Adviser reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.
Foreign Transactions
Foreign Securities. The Fund may invest in foreign securities. The percentage limitations on the Fund’s investment in foreign securities is set forth in the prospectus and below in the “Higher-Risk Securities and Practices” section.
Foreign securities refers to securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and/or (iii) quoted or denominated in a foreign currency (“non-dollar securities”).
Foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers or dollar-denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation, more income or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.
Investing in foreign securities involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Fund making the investment, or political or social instability or diplomatic developments which could affect investments in those countries. Investments in short-term debt obligations issued either by foreign issuers or foreign financial institutions or by foreign branches of U.S. financial institutions (collectively, “foreign money market securities”) present many of the same risks as other foreign investments. In addition, foreign money market securities present interest rate risks similar to those attendant to an investment in domestic money market securities.
Investments in ADRs, EDRs, GDRs and SDRs. Many securities of foreign issuers are represented by American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) and Swedish Depositary Receipts ("SDRs").
ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASDAQ Global Market. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.
EDRs, GDRs and SDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. GDRs, including SDRs, are issued either in bearer or registered form, are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.
Depositary receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that the Fund acquires depositary receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depositary receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depositary receipts rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales.
Investments in Emerging Markets. The Fund may invest in securities of issuers located in countries with emerging economies and/or securities markets, often referred to as “emerging markets.” For this purpose, emerging markets are those not normally associated with generally recognized developed markets identified by industry observers such as Standard and Poor's ("S&P") or Morgan Stanley Capital International ("MSCI"). Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund’s investments in those countries and the availability to the fund of additional investments in those countries.
The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in more developed markets, and the Fund may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.
The Fund’s purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of the Fund, Madison or its affiliates and each such person’s respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund.
Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio assets and could cause the Fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the fund has delivered or due to the fund’s inability to complete its contractual obligations.
Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market related risks will be available at the times when the Investment Adviser of the fund wishes to use them.
Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Fund may have currency exposure independent of their securities positions, the value of the assets of the Fund, as measured in U.S. dollars, will be affected by changes in foreign currency exchange rates. An issuer of securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted.
Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund’s net asset value (“NAV”) to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of the Fund’s total assets, adjusted to reflect the fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the fund will be more susceptible to the risk of adverse economic and political developments within those countries.
In addition to investing in securities denominated or quoted in a foreign currency, the Fund may engage in a variety of foreign currency management techniques. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the fund’s Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Fund will incur costs in connection with conversions between various currencies.
Forward Foreign Currency Exchange Contracts. The Fund may also purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund’s Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio. In addition, the Fund may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates and may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Fund’s Investment Adviser determines that there is a pattern of correlation between the two currencies.
The Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. The Fund may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by the Fund if the value of the hedged currency increased.
If the Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place cash or liquid securities in a segregated account with the fund’s custodian in an amount equal to the value of the fund’s total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.
Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price. The Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the fund’s Investment Adviser.
Forward foreign currency exchange contract transactions are considered transactions in derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
Options on Foreign Currencies. The Fund may also purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the fund may forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call or put options on currency to seek to increase total return when the fund’s Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the fund’s portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter. See the “Options on Securities and Securities Indices–Risks Associated with Options Transactions” section, below, for a discussion of the liquidity risks associated with options transactions.
Foreign currency options are considered derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to identify the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.
There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

The Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. See the “Higher-Risk Securities and Practices” section, below, for the Fund’s limitations on investments in restricted securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by the Fund.
The amount of the premiums which the Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.
Options on Securities and Securities Indices
Writing Options. The Fund may write (sell) covered call and put options on any securities in which it may invest. A call option written by the Fund obligates such fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund are covered, which means that such fund will effectively own the securities subject to the option so long as the option is outstanding. The Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.
A put option written by the Fund would obligate such fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Fund would be covered, which means that such fund would have deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
In addition, in the Investment Adviser’s discretion, a written call option or put option may be covered by maintaining cash or liquid securities (either of which may be denominated in any currency) in a segregated account with the fund’s custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position.
The Fund may also write and sell covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account with its custodian. Writing and selling options on securities indices is considered transacting in derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase” transactions.
Purchasing Options. The Fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise he Fund would realize a loss on the purchase of the call option.
The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
The Fund would purchase put and call options on securities indices for the same purpose as it would purchase options on individual securities.
Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased over-the counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
Transactions by the Fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.
Convertible Securities
The Fund may invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock. In evaluating a convertible security, the Fund’s Investment Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which any other fund may invest are subject to the same rating criteria as that fund’s investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of the Fund’s investment policies or restrictions.
U.S. Government Securities
The Fund may purchase U.S. Government securities (subject to certain restrictions regarding mortgage-backed securities described in the “Mortgage-Backed (Mortgage Pass-Through) Securities” section, below). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.
Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association (“Ginnie Mae”) certificates, are backed by the full faith and credit guarantee of the U.S. Government. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, do not have the full faith and credit guarantee of the U.S. Government, but may be supported by the right of the issuer to borrow from the U.S. Treasury.
Pass-through securities that are issued by Ginnie Mae, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and the Federal National Mortgage Association (“Fannie Mae”) are mortgage-backed securities which provide monthly payments which are, in effect, a “pass-through” of the monthly interest and principal payments (including any prepayments) made by individual borrowers on the pooled mortgage loans.
Collateralized mortgage obligations (“CMOs”) in which the Fund may invest are securities that are collateralized by a portfolio of mortgages or mortgage-backed securities. The Fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).
The Fund may acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.
Restricted Securities
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended.  Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith in accordance with methodologies approved by the Board.
Repurchase Agreements
The Fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the seller at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, U.S. Central Credit Union and with “primary dealers” in U.S.

Government securities. the Fund’s Investment Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enter into repurchase agreements.
The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.
Reverse Repurchase Agreements
The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund entering into them. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. If the Fund that has entered into a reverse repurchase agreement it will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Trust’s custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. The Fund will not enter into reverse repurchase agreements and other borrowings (except from banks as a temporary measure for extraordinary emergency purposes) in amounts in excess of 30% of the fund’s total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund’s total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Board of Trustees. Under procedures established by the Board of Trustees, the Fund’s Investment Adviser will monitor the creditworthiness of the banks involved.
Forward Commitment and When-Issued Securities
The Fund may purchase securities on a when-issued or forward commitment basis. “When-issued” refers to securities whose terms are specified and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.
When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund’s losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.
On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. These assets will be valued daily at market, and additional cash or securities will be segregated to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.
Real Estate Investment Trusts
The Fund may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties.  They also may realize gains or losses from the sale of properties.  Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair.  Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties.  Hybrid REITs invest both in real property and in mortgages.  A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal income tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes at least 90% its taxable income to its shareholders each year.  Consequently, REITs tend to focus on income-producing real estate investments.
The Fund's investments in REITs may be adversely affected by the deterioration of the real estate rental market, in the case of REITs that primarily own real estate, or by the deterioration in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages.  Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects.  REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  Under certain circumstances, a REIT may fail to qualify for the special tax treatment available to REITs, which would subject the REIT to federal income taxes at the REIT level and adversely affect the value of its securities.
In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction available under Section 199A of the Code. Additionally, a dividend or part of a dividend paid by a regulated investment company and reported as a “Section 199A Dividend” is treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds (“ETFs”), which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international. ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track.
ETFs are also subject to certain additional risks, including (i) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track, and (ii) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange-traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based. The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the fund’s expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.
Shares of Other Investment Companies
The Fund may invest up to 10% of its assets in shares of other investment companies. The Fund complies with the general statutory limits for such investments prescribed by the 1940 Act. The statutory limits are that immediately after any investment: (i) not more than 5% of the Fund's total assets are invested in the securities of any one investment company; (ii) not more than 10% of the Fund's total assets are invested in the aggregate in securities of investment companies as a group; (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (iv) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by Madison, or any of its affiliates. Notwithstanding the foregoing, the Fund may invest in shares of money market funds in excess of the above described statutory limitations, in accordance with the exemption contained in Rule 12d1-1 under the 1940 Act.
Rule 12d1-4 of the 1940 Act provides an exemption from Section 12(d)(1) that allows a fund to invest all of its assets in other registered funds, including ETFs, if the fund satisfies certain conditions specified in the Rule, including, among other conditions, that the funds and their advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company). However, such control and other conditions under rule 12d1-4 do not apply if either and acquiring fund is in the same group of investment companies as the acquired fund, or the acquiring fund's subadviser or an affiliate is the acquired fund's adviser.
As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including investment management fees, general fund expenses, trading, custodial and interest expenses and distribution/shareholder servicing fees (if any). These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations and may represent a duplication of fees to shareholders of the Fund.
Temporary Defensive Positions
Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market securities as a defensive tactic in abnormal market conditions. To the extent the Fund engages in a temporary defensive position in this manner, it would not be invested in accordance with its stated investment objectives.
Definition of Market Capitalization
Market capitalization is the value of a corporation determined by multiplying total outstanding shares by the current market price. Total outstanding shares include common stock, non-restricted exchangeable shares and partnership units/membership interests where applicable. Exchangeable shares are shares which may be exchanged at any time, at the holder’s option, on a one-for-one basis for common stock. Membership or partnership units/interests represent an economic interest in a limited liability company or limited partnership. Market capitalization does not include preferred or convertible preferred stock, participating preferred stock, restricted or redeemable shares, warrants, rights or trust receipts.
Types of Investment Risk
Active or Frequent Trading Risk. The risk of the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the performance.
Asset Allocation Risk. The risk that the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Call Risk. The risk that the issuer of a security will retire or redeem (“call”) the security with a higher rate of interest before the scheduled maturity date when interest rates have declined.
Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).
Counterparty Risk. The risk that the counterparty under an agreement will not live up to its obligations.
Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.
Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.
Cybersecurity Risk. The risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund.
Default Risk. It is possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the Fund would have to look to the agency issuing the bond for ultimate repayment.
Derivatives Risk. The risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to a fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.
Depository Receipt Risk. Depository receipts, such as ADRs, and global depository receipts ("GDRs"), may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Depository receipts involve many of the same risks as direct investments in foreign securities. These risks include, but are not limited to: fluctuations in currency exchange rates, which are affected by international balances of payments and other financial conditions; government interventions; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depository receipts that are traded over the counter may also be subject to liquidity risk.
Equity Risk. Equity risk is the risk that securities held will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Europe Investing Risk. The United Kingdom (UK) withdrew from the European Union (EU) on January 31, 2020 following a June 2016 referendum referred to as “Brexit.” Although the UK and EU agreed to a trade deal in December 2020, certain post-EU arrangements, such as those relating to the offering of cross-border financial services and sharing of cross-border data, have yet to be reached and the EU’s willingness to grant equivalency to the UK remains uncertain. There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including decreased liquidity and increased volatility, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.
Extension Risk. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security’s value.
Foreign Security Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Growth Investing Risk. The risk that stocks with growth characteristics can experience sharp price declines as a result of earnings disappointments, even small ones. Investment will typically experience greater volatility over time than a large cap value security
Hedging Risk. When a fund hedges an asset it holds (typically by using a derivative contract or derivative security), any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it will also reduce or eliminate the potential for investment gains.
Information Risk. The risk that key information about a security or market is inaccurate or unavailable.
Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.
Interest Rate Policy Risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline. A low interest rate environment can pose risks to a fund, because low yields on the fund’s portfolio holdings may have an adverse impact on the fund’s ability to provide a positive yield to its shareholders and pay expenses out of fund assets. However, continued economic recovery and the cessation of the quantitative easing program increase the risk that interest rates will rise in the near future and that the Fund will face a heightened level of interest rate risk. A fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a fund that does not invest in derivatives.
Large Cap Risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the Fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A fund’s gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.
Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the Fund would like to sell them or at the price the Fund values them.
Litigation Risk. The Fund may be subject to third-party litigation, which could give rise to legal liability. Matters involving the Fund may arise from its activities and investments and could have a materially adverse effect on the Fund, including the expense of defending against claims and paying any amounts pursuant to settlements or judgments. There can be no guarantee that these matters will not arise in the normal course of business. If the Fund were to be found liable in any suit or proceeding, any associated damages and/or penalties could have a materially adverse effect on the Fund's finances, in addition to being materially damaging to their reputation.
Management Risk. The risk that a strategy used by the Fund’s Investment Adviser may fail to produce the intended result. This risk is common to all mutual funds.
Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.
Mid Cap Risk. Investments in midsize companies may entail greater risks than investments in larger, more established companies. Midsize companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some midsize companies may not have established financial histories; may have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.
Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.
Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments.
Political Risk. The risk of losses directly attributable to government actions or political events of any sort, including military actions and/or expropriation of assets.
Prepayment Risk. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security’s return.
Real Estate Investment Trusts ("REITs") Risk. REITs pool investors’ funds for investment primarily in real estate properties or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include, but are not limited, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the price volatility of REITs), may have less trading volume and liquidity, and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended. REITs are subject to the risk of failing to qualify for favorable tax treatment under the Code.
Small Cap Risk. Investments in small capitalization companies may entail greater risks than investments in larger, more established companies. Small companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. The securities of smaller companies also experience greater price volatility than securities of larger capitalization companies. During certain periods, the liquidity of the securities of small cap companies may shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions. This liquidity risk could translate into losses for a fund if it has to sell illiquid securities at a disadvantageous time. The costs of purchasing or selling securities of small capitalization companies are often greater than those of more widely traded securities. Securities of smaller capitalization companies can also be difficult to value.
Speculation Risk. Speculation is the assumption of risk in anticipation of gain but recognizing a higher than average possibility of loss. To the extent that a derivative contract or derivative security is used speculatively (i.e., not used as a hedge), a fund is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security’s original cost.
Sustainable Investment Risk. Sustainable investing involves investing in companies that embed sustainability in their overall strategy and demonstrate adherence to sustainable business practices. In pursuing such a strategy, a fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors. In addition, since sustainable investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for a fund may be limited at times. As such, a fund may forgo opportunities to gain exposure to certain companies, industries or sectors, and it may choose to sell a security when it might otherwise be disadvantageous to do so. Sustainability related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Madison’s framework of sustainable investing will vary from other managers. Further, the regulatory landscape for sustainable investing in the United States is still developing and future rules and regulations may require a fund to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in sustainable practices may fall out of favor, which could potentially limit a fund’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable business practices, which may result in a fund selling a security when it might otherwise be disadvantageous to do so.
Valuation Risk. The risk that the Fund could not sell a security or other portfolio investment for the market value or fair value established for it at any time. Similarly, the risk that the fair valuation of securities or other portfolio investments may result in greater fluctuation in their value from one day to the next than would be the case if the market values were available.
Value Investing Risk. The risk that “value” stocks are subject to the risk that their perceived intrinsic values may never be realized by the market, and to the risk that, although the stock is believed to be undervalued, it is actually appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry.
Higher-Risk Securities and Practices

Security or Practice	Description	Related Risks
American Depositary Receipts ("ADRs")	ADRs are receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers. Generally, ADRs are in registered form and are designed for trading in U.S. markets.	Market, currency, information, natural event, and political risks (i.e., the risks of foreign securities).
Borrowing	The borrowing of money from financial institutions or through reverse repurchase agreements.	Leverage, interest rate policy, and credit risks.
Emerging Market Securities	Any foreign securities primarily traded on exchanges located in and/or issued by companies organized and/or primarily operating in countries that are considered lesser developed than countries like the U.S., Australia, Japan, or those of Western Europe.	Credit, market, currency, information, liquidity, interest rate, valuation, natural event, interest rate policy, and political risks.
European Depositary Receipt ("EDRs"), Global Depositary Receipts ("GDRs") and Swedish Depositary Receipts ("SDRs")	EDRs, GDRs and SDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs, GDRs and SDRs are not necessarily quoted in the same currency as the underlying security.	Market, currency, information, natural event, and political risks (i.e., the risks of foreign securities).
Foreign Money Market Securities	Short-term debt obligations issued either by foreign financial institutions or by foreign branches of U.S. financial institutions or foreign issuers.	Market, currency, information, interest rate, interest rate policy, natural event, and political risks.
Foreign Securities	Securities issued by companies organized and/or whose principal operations are outside the U.S., securities issued by companies whose securities are principally traded outside the U.S., and/or securities denominated or quoted in foreign currency. The term “foreign securities” includes ADRs, EDRs, GDRs, SDRs, and foreign money market securities.	Market, currency, information, natural event, and political risks.
Forward Foreign Currency Exchange Contracts	Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.	Currency, liquidity, and leverage risks. When used for hedging, also has hedging, correlation, and opportunity risks. When used speculatively, also has speculation risks.
Illiquid Securities	Any investment that the Investment Adviser reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.	Liquidity, valuation and market risks.
Options	In general, an option is the right to buy (called a “call”) or sell (called a “put”) property for an agreed-upon price at any time prior to an expiration date. Both call and put options may be either written (i.e., sold) or purchased on securities or indices.	Market, hedging or speculation, leverage, correlation, liquidity, credit, and opportunity risks.
Repurchase Agreements	The purchase of a security that the seller agrees to buy back later at the same price plus interest.	Credit risk.
Restricted Securities	Securities originally issued in a private placement rather than a public offering. These securities often cannot be freely traded on the open market.	Liquidity, valuation, and market risks.
Reverse Repurchase Agreements	The lending of short-term debt securities; often used to facilitate borrowing.	Leverage and credit risks.
Securities Lending	The lending of securities to financial institutions, which provide cash or government securities as collateral.	Credit risk.
Shares of Other Investment Companies	The purchase of shares issued by other investment companies. These investments are subject to the fees and expenses of the underlying investment company(s).	Market risks and the layering of fees and expenses.

Security or Practice	Description	Related Risks
Short-Term Trading	Selling a security soon after purchase or purchasing it soon after it was sold (a fund engaging in short-term trading will have higher turnover and transaction expenses).	Market, liquidity and opportunity risks.
When-Issued Securities and Forward Commitments	The purchase or sale of securities for delivery at a future date; market value may change before delivery.	Market, opportunity, and leverage risks.
Higher-Risk Securities and Practices Table. The following table shows the Fund’s investment limitations with respect to certain higher risk securities and practices as a percentage of total assets. A number in the column indicates the maximum percentage of total assets that the Fund is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual and semi-annual reports.

Investment Practice	Percentage
Borrowing	30
Repurchase Agreements	*
Securities Lending	33⅓
Short-Term Trading	*
When-Issued Securities; Forward Commitments	25
Shares of Other Investment Companies[1]	10
Non-Investment Grade Securities	20**
Foreign Securities	30
Emerging Market Securities	15
Illiquid Securities	15
Restricted Securities	15
Mortgage-Backed Securities	X
Futures Contracts[2]	X
Options on Future Contracts[2]	X
Options on Securities, Indices or Currencies	10**
Forward Foreign Currency Exchange Contracts	10**
1 Includes ETFs.
2 Financial futures contracts are related options only, including futures, contracts and options on future contracts and on currencies.
Legend
*    One asterisk means that there is no policy limitation on the Fund’s usage of that practice or type of security, and that the Fund may be currently using that practice or investing in that type of security.
**    Two asterisks mean that the Fund is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis or in an amount that exceeds 5% of fund assets.
X    An “X” mark means that the Fund is not permitted to use that practice or invest in that type of security.

FUND NAME
The Sustainable Equity Fund has a name that suggest a focus on a particular industry, group of industries or type of investment. In accordance with the provisions of Rule 35d-1 of the 1940 Act, the Fund will, under normal circumstances, invest at least 80% of its assets in the particular industry, group of industries, or type of investment of the type suggested by its name (the “80% policy”). For this purpose, "assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket.
The Fund’s 80% policy is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. Accordingly, the name of the Fund may be changed at any time by a vote of the Board of Trustees. As required by Rule 35d-1, shareholders of the Fund subject to Rule 35d-1 will receive a 60-day written notice of any change to the investment policy describing the type of investment that the name suggests.

INVESTMENT LIMITATIONS
The Trust has adopted the following restrictions and policies relating to the investment of assets and the activities of the Fund. The policies listed below are fundamental and may not be changed for the Fund without the approval of the holders of a majority of the outstanding votes of the Fund (which for this purpose and under the 1940 Act means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). Except as noted below, the Fund may not:
1.with respect to 75% of the fund’s total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the fund’s total assets taken at market value to be invested in the securities of such issuer or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;
2.invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

3.borrow money, except that it may (a) borrow from any lender for temporary purposes in amounts not in excess of 5% of its total assets and (b) borrow from banks in any amount for any purpose, provided that immediately after borrowing from a bank the fund’s aggregate borrowings from any source do not exceed 33 1/3% of the fund’s total assets (including the amount borrowed). If, after borrowing from a bank, the Fund’s aggregate borrowings later exceed 33 1/3% of the fund’s total assets, the fund will, within three days after exceeding such limit (not including Sundays or holidays), reduce the amount of its borrowings to meet the limitation. The Fund may make additional investments while it has borrowings outstanding. The Fund may make other borrowings to the extent permitted by applicable law;
4.make loans, except through (a) the purchase of debt obligations in accordance with the fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;
5.underwrite securities issued by others, except to the extent that the sale of portfolio securities by the fund may be deemed to be an underwriting;
6.purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;
7.invest in commodities or commodity contracts, except that the fund may invest in currency, and financial instruments and contracts that are commodities or commodity contracts; or
8.issue senior securities to the extent such issuance would violate applicable law.
With regard to fundamental policy 8 above, Section 18(f) of the 1940 Act prohibits an investment company from issuing a “senior security” except under certain circumstances. A “senior security” is any security or obligation that creates a priority over any other class to a distribution of assets or payment of a dividend. Permissible “senior securities” include, among other things, a borrowing from a bank where the fund maintains an asset coverage ratio of at least 300% while the borrowing is outstanding.
In addition to the fundamental policies listed above, the investment objective of the Fund is a fundamental policy that cannot be changed without the approval of a majority of the Fund’s outstanding voting securities.
The following restrictions are not fundamental policies and may be changed without the approval of the shareholders in the Fund. The Fund will not:
1.sell securities short or maintain a short position, except for short sales against the box;
2.purchase illiquid securities if more than 15% of the total assets of the fund, taken at market value, would be invested in such securities;
Except for the limitations on borrowing from banks, if the above percentage restrictions, or any restrictions elsewhere in this SAI or in the prospectus covering fund shares, are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TURNOVER
The Fund will trade securities held by it whenever, in the Investment Adviser’s view, changes are appropriate to achieve the stated investment objectives. The Investment Adviser does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of The Fund. Although the Investment Adviser makes no assurances, it is expected that the annual portfolio turnover rate for the Fund will be generally less than 100%. This would mean that normally less than 100% of the securities held by the Fund would be replaced in any one year.
Portfolio turnover for the previous two fiscal years is not provided, because the Fund first began operations on the date of this SAI.

MANAGEMENT OF THE TRUST

Trustees and Officers
The Trust is governed by the Board of Trustees. The Board has the duties and responsibilities set forth under the applicable laws of the State of Delaware, including but not limited to the management and supervision of the Fund.
The Board of Trustees, from time to time, may include individuals who may be deemed to be affiliated persons of Madison. At all times, however, a majority of Board members will not be affiliated with Madison or the Fund (collectively referred to herein as the “Independent Trustees”). Board members serve until the end of the calendar year in which the first of the following two events occur: (1) he or she attains the age of seventy-six (76), or (2) he or she has served on the Board for a total of fifteen (15) years, subject in the latter case to extension by unanimous vote of the remaining Trustees on an annual basis.
The Fund does not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing Board members, changing fundamental policies, approving certain management contracts, approving or amending a 12b-1 plan, or as otherwise required by the 1940 Act or the Declaration of Trust.
The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 53711.

Independent Trustees

Name and Age	Position(s) Held, First Elected and Term of Office[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Trustee[2]	Other Directorships Held by Trustee
Scott C. Jones 59	Trustee, 2019 – 2034	Managing Director, Carne Global Financial Services (US) LLC (a provider of independent governance and distribution support for the asset management industry), 2013 - Present Interim Managing Director, Park Agency, Inc., 2020 - Present	16
Madison Covered Call & Equity Strategy Fund, 2021 - Present
Trustee, XAI Octagon Floating Rate & Alternative Income Term Trust, 2017 - Present;
Trustee, Manager Directed Portfolios (open-end fund family (9), 2016 - Present (Lead Independent Trustee since 2017);
Director, Guestlogix Inc. (a provider of ancillary-focused technology to the travel industry), 2015 - 2016

Steven P. Riege 67	Trustee, 2005 – 2028	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 – Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 – 2001	30	Ultra Series Fund (14), 2005 – Present; Madison Covered Call & Equity Strategy Fund, 2015 - Present
Richard E. Struthers 69	Trustee, 2004 – 2028	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer, 1998 – Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 – 2012	30	Ultra Series Fund (14), 2004 – Present; Madison Covered Call & Equity Strategy Fund, 2017 - Present
Carrie J. Thome 52	Trustee, 2017 – 2032	NVNG Investment Advisors, LLC, Madison, WI, Managing Director, 2019 - Present Wisconsin Alumni Research Foundation, Madison, WI, Chief Investment Officer, 2007- 2019	29	Ultra Series Fund (14), 2017- Present
1 Board terms end on December 31 of the year noted.
2 As of the date of this SAI, the "Fund Complex" consists of Madison Funds with 15 portfolios (including the Fund), the Ultra Series Fund with 14 portfolios and the Madison Covered Call & Equity Strategy Fund (closed end fund), for a grand total of 30 separate portfolios in the Fund Complex. Not every Trustee is a member of the Board of Trustees of every fund in the Fund Complex, as noted above. References to the “Fund Complex” in this SAI have the meaning disclosed in this footnote.

Interested Trustees and Officers

Name and Age	Position(s) Held, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Trustee[2]	Other Directorships Held by Trustee
Paul A. Lefurgey[3] 57	Trustee, March 2020 – Present; Vice President, 2009 – Present	Madison Investment Holdings, Inc. (“MIH”), Madison and Madison Investment Advisors, LLC (“MIA”), CEO, 2017 - Present; Co-Head of Fixed Income, 2019 - 2021; Director of Fixed Income Investments, 2016 - 2019; Executive Director and Head of Fixed Income Investments, 2013 - 2016; Chairman - Executive Committee, 2015 - 2017 Ultra Series Fund (14) (mutual funds), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund (closed-end fund), Vice President, 2012 - Present; Madison Strategic Sector Premium Fund (closed-end fund), Vice President, 2010 - 2018	16	Madison Covered Call & Equity Strategy Fund, 2021 – Present
Patrick F. Ryan 42	President, March 2020 - Present
MIH, MIA and Madison, Head of Multi-Asset Solutions and Portfolio Manager, 2018 – Present; Co-Head of Multi-Asset Solutions and Portfolio Manager, 2016 – 2017
Ultra Series Fund (14) and Madison Covered Call & Equity Strategy Fund, President, March 2020 - Present
			N/A	N/A
Greg D. Hoppe 52	Vice President, March 2020 – Present; Chief Financial Officer, 2019 - Present; Treasurer, 2009 – 2019
MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present
Ultra Series Fund (14), Vice President, March 2020 – Present; Chief Financial Officer, 2019 – Present; Treasurer, 2009 – 2019; Madison Covered Call & Equity Strategy Fund, Vice President, March 2020 – Present; Chief Financial Officer, 2019 – Present; Treasurer, 2012 - 2019; Madison Strategic Sector Premium Fund, Treasurer, 2009 - 2018
			N/A	N/A
Holly S. Baggot 60	Secretary, 1999 - Present; Assistant Treasurer, 1999 – 2007 and 2009 – Present
MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present
Ultra Series Fund (14), Secretary, 1999 - Present and Assistant Treasurer, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, 2012 - Present; Ultra Series Fund and Madison Covered Call & Equity Strategy Fund, Anti-Money Laundering Officer, 2019 - 2020; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - 2018
			N/A	N/A
Steve J. Fredricks 51	Chief Compliance Officer and Assistant Secretary, 2018 – Present
MIH, MIA and Madison, Chief Legal Officer, March 2020 - Present and Chief Compliance Officer, 2018 – Present
Ultra Series Fund (14) and Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer and Assistant Secretary, 2018 - Present; Madison Strategic Sector Premium Fund, Chief Compliance Officer during 2018.
Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 - 2018
			N/A	N/A
Trey D. Edgerle 31	Assistant Secretary, 2017 – Present; Anti-Money Laundering Officer, November 2020 – Present
MIH, MIA and Madison, Senior Mutual Fund and Compliance Associate, 2016 - Present
Ultra Series Fund (14) and Madison Covered Call & Equity Strategy Fund, Assistant Secretary, 2017 - Present; Anti-Money Laundering Officer, November 2020 - Present; Madison Strategic Sector Premium Fund, Assistant Secretary, 2017 - 2018
U.S. Bancorp, Mutual Fund Compliance Officer, 2013 - 2016
			N/A	N/A
1 Board terms end on December 31 of the year noted.
2 As of the date of this SAI, the "Fund Complex" consists of Madison Funds with 15 portfolios (including the Fund), the Ultra Series Fund with 14 portfolios and the Madison Covered Call & Equity Strategy Fund (closed end fund), for a grand total of 30 separate portfolios in the Fund Complex. Not every Trustee is a member of the Board of Trustees of every fund in the Fund Complex, as noted above. References to the “Fund Complex” in this SAI have the meaning disclosed in this footnote.
3 "Interested person" as defined in the 1940 Act. Considered an interested Trustee because of the position held with Madison.

Trustee Compensation

For the fiscal year ended October 31, 2021, the Trustees were compensated as follows:

Trustee Name	Aggregate Compensation from Trust[1]	Total Compensation Fund Complex[1]
Scott C. Jones	$62,000	$65,000
Steven P. Riege	$66,900	$108,000
Richard E. Struthers	$62,000	$100,000
Carrie J. Thome	$62,000	$88,000
Paul A. Lefurgey[2]	None	None
1 The Trust consists of 15 separate portfolios (including the Fund), and the “Fund Complex” consists of 30 separate portfolios, as described in more detail above. Not every Trustee is a member of the Board of Trustees of every fund in the Fund Complex, as noted above.
2 Non-compensated interested Trustee.
The Fund Complex does not have any sort of pension or retirement plans for the benefit of Trustees. However, as an employee of Madison, Mr. Lefurgey participates in a profit sharing plan sponsored by Madison for the benefit of its employees. No part of such plan is secured or funded by the Fund Complex. There have been no arrangements or understandings between any Trustee or officer and any other person(s) pursuant to which (s)he was selected as a Trustee or officer.
Board Qualifications
The members of the Board of Trustees each have experience that led fund management to the conclusion that each should serve as a member of the Board, both at the time of the person’s appointment and continuing as of the date of this SAI. Mr. Lefurgey, the sole member of the Board who is considered an “interested person” under the 1940 Act, has significant management and leadership experience in the asset management industry and currently serves as Chief Executive Officer for Madison and its affiliated companies. Regarding the Independent Trustees, all four have substantial experience operating and overseeing a business, whether it be the management consulting business (for Mr. Riege), the investment management business (for Mr. Struthers and Mr. Jones), and the investment management and academic research business (for Ms. Thome). As a result of this experience, each has unique perspectives regarding the operation and management of the Fund and the Board of Trustees’ oversight function. They use this collective experience to oversee the Fund for the benefit of Fund shareholders. Moreover, each of the Independent Trustees has served as a trustee of one or more mutual funds for many years. They bring substantial and material experience and expertise to their roles as Trustees of the Fund.
Board Committees
The Board of Trustees has established two standing committees to help manage the Fund, an Audit Committee and a Nominating and Governance Committee. Each such Committee is currently comprised of Messrs. Jones, Riege and Struthers and Ms. Thome, constituting all of the Trust’s Independent Trustees. The Chair of the Nominating and Governance Committee is Mr. Riege, and the Chair of the Audit Committee is Mr. Struthers.
Audit Committee. The Audit Committee is responsible for reviewing the results of the audit of the Fund by the Fund's’ independent registered public accounting firm and for recommending the selection of independent auditors for the coming year. The Audit Committee meets at least quarterly and more often as necessary. Because the Fund is new, the Audit Committee has not yet met with respect to the Fund as of the date of this SAI.
Nominating and Governance Committee. The Nominating and Governance Committee is responsible for nominating trustees and officers to fill vacancies, for evaluating their qualifications. The Nominating and Governance Committee is also responsible for periodically reviewing the effectiveness of the Board of Trustees and its committees. Like the Audit Committee, the Nominating and Governance Committee meets at least quarterly and more often as necessary. Because the Fund is new, the Nominating and Governance Committee has not yet met with respect to the Fund as of the date of this SAI. The Nominating and Governance Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Secretary of the Trust at the following address: 550 Science Drive, Madison, Wisconsin 53711.
Leadership Structure of the Board
The Board of Trustees is relatively small (with five members, as noted in the table above) and operates in a collegial atmosphere.  Although no member is formally charged with acting as Chair, Mr. Lefurgey generally acts as the Chairperson during meetings.  All Board members are expected to provide their input into establishing the Board’s meeting agenda. Likewise, each Board of Trustees meeting contains a standing agenda item for any Board member to raise new or additional items he or she believes is important in connection with fund governance.  The Board of Trustees has charged Mr. Riege with acting as the Lead Independent Trustee for purposes of communicating with Madison, the Trust's Chief Compliance Officer, counsel to the Independent Trustees and Trust counsel on matters relating to the Board as a whole. The Independent Trustees often meet in executive session without representatives of Madison present (including meetings with counsel, the Chief Compliance Officer and the independent registered public accountant).
As adviser to each series of the Trust, Madison is responsible for the overall risk management for the Fund, including supervising their affiliated and third-party service providers and identifying and mitigating possible events that could impact the Fund's business, operations or performance. Risks to the Fund include investment, legal, compliance and regulatory risks, as well as the risk of operational failure or lack of business continuity. The Board of Trustees oversees risk management of the Fund's investment programs through the Audit Committee and through oversight by the Board itself. The Trust's Chief Compliance Officer, who reports to the Independent Trustees, provides the Board of Trustees with quarterly updates and a comprehensive annual report regarding the processes and controls in place to address regulatory, compliance, legal and operational risk. The Board of Trustees exercises its oversight in conjunction with Madison, the Chief Compliance Officer, fund counsel and counsel to the Independent Trustees by requesting reports and presentations at regular intervals throughout the year. Additionally, the Audit Committee receives periodic reports from the

Fund's independent accountants. The Board’s committee structure requires an Independent Trustee to serve as Chair of the Nominating and Governance and the Audit Committees.
Given the small size of the Board of Trustees, its committee structure led by Independent Trustees, the openness of Board meetings to active input by all Board members, its utilization of executive sessions, the role of the Lead Independent Trustee and its quarterly focus on compliance and risk management, the Board of Trustees has determined that its current leadership structure is adequate for the protection of fund investors.
Trustees’ Holdings
Information regarding the Trustee ownership of the Fund is not provided, because the Fund was first offered on the date of this SAI. Ownership in the Fund Complex as of December 31, 2020 was as follows;

Name of Trustee	Sustainable Equity Fund	Aggregate Dollar Range of Equity Securities in Fund Complex1.2
Scott C. Jones	None	None
Steven P. Riege	None	$10,001 - $50,000
Richard E. Struthers	None	$50,001 - $100,000
Carrie J. Thome	None	None
Paul A. Lefurgey	None	Over $100,000
1 Dollar ranges are as follows: none; $1–$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.
2 The Trust consists of 15 separate portfolios (including the Fund), and the “Fund Complex” consists of 30 separate portfolios, as described in more detail above. The other portfolios are not part of this SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST’S SECURITIES
Madison will own all (100%) initial seed capital shares of the Fund as of the date of this SAI and shall be deemed a control person of the Fund. Madison is a Wisconsin limited liability company. Shareholders owning voting securities in excess of 25% may be able to determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of the date of this SAI, the Board Members and Officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund, because the Fund is new.

PORTFOLIO MANAGEMENT
The investment adviser to the Trust, Madison Asset Management, LLC (“Madison”), is a registered investment adviser located at 550 Science Drive, Madison, WI 53711. Madison is owned by Madison Investment Holdings, Inc. (“MIH”), 550 Science Drive, Madison, WI 53711. Madison shares investment personnel with Madison Investment Advisors, LLC, a wholly owned subsidiary of Madison. MIH was founded in 1974 and currently operates primarily as a holding company. In addition to Madison, the other firm under the MIH umbrella is Madison Investment Advisors, LLC (a registered investment adviser providing portfolio management services to wrap accounts and separately managed accounts), located in Madison, WI, which includes an insurance asset management division, Madison Scottsdale, located in Scottsdale, AZ, and an international equity team located in Toronto, Canada. Frank E. Burgess, who is the founder of MIH, owns a controlling interest in MIH.
Investment Advisory Agreement. Madison has entered into an investment advisory agreement with the Trust that requires Madison to provide continuous professional investment management of the investments of the Trust, including establishing an investment program complying with the investment objectives, policies, and restrictions of each fund. As compensation for its services under the investment advisory agreement, the Fund pays Madison on a monthly basis, a management fee computed at an annualized percentage rate of 0.70% of the average daily value of the net assets of the Fund.
Administrative Services Agreement. In addition to the management fee, the Investment Adviser is entitled to receive an administrative services fee from the Fund pursuant to the terms of a separate Administrative Services Agreement. Under this fee agreement, Madison provides or arranges for each fund to have all of the necessary operational and support services it needs for a fee. Such services include:
•Handling bookkeeping and portfolio accounting for the Trust.
•Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).
•Providing appropriate supplies, equipment and ancillary services necessary to conduct the Trust’s affairs.
•Arranging for and paying the custodian, fund transfer agent, fund accountant and fund administrator.
•Arranging for and paying the Trust’s independent registered public accountants, legal counsel and outside counsel to the Independent Trustees.
•Registering the Trust and its shares with the SEC and notifying any applicable state securities commissions of the sale of such shares in their jurisdiction.
•Printing and distributing prospectus and periodic financial reports to current shareholders.
•Paying for trade association memberships.
•Preparing shareholder reports, proxy materials and holding shareholder meetings.
•Arranging for the payment of the Independent Trustees’ meeting fees and out-of-pocket expenses.
Madison provides all these services for an annual fee calculated as a percentage of the Fund’s average daily net assets. This fee is reviewed and approved at least annually by the Board of Trustees and is compared with the fees paid by other mutual funds of similar size and investment objective to determine if it is reasonable. The Board of Trustees considers the reasonableness of administrative services fees when it considers the compensation paid to the Investment Adviser under the investment advisory agreement. As compensation for its services under the administrative services agreement, the Fund pays Madison on a monthly basis, an administrative services fee computed at an annualized percentage rate of 0.20% of the average daily value of the net assets for Class Y shares and 0.10% for Class I shares.

The Trust remains responsible for (i) transaction-related expenses including, but not limited to, brokerage commissions paid in connection with Fund transactions, interest or fees in connection with fund indebtedness or taxes paid in connection with portfolio securities held, (ii) Rule 12b-1 distribution and service fees disclosed in the prospectus of the Trust, (iii) acquired fund fees, if any, and (iv) any extraordinary or non-recurring expenses it incurs, and (iv) the Independent Trustee compensation, including Lead Independent Trustee compensation.

PORTFOLIO MANAGERS
Compensation. Madison believes portfolio managers should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm. As such, as of the date of this SAI, portfolio managers receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below). The portfolio managers also participate in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan. Madison believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term.
With regard to incentive compensation, the incentive pools for the asset allocation, equity and fixed-income teams are calculated based on a percentage of revenue from each investment strategy.  Equity and fixed income teams managers are rewarded for performance relative to their benchmark(s) over both a one- and three-year period (measured on a pre-tax basis).  The asset allocation team managers are rewarded for performance relative to their benchmark(s) over a one-, three- and five-year period (measured on a pre-tax basis), which is based on a risk-adjusted return. Incentive compensation earned is paid out over a two year period, so that if a portfolio manager leaves the employ of Madison, he or she forfeits a percentage of his or her incentive compensation.  The purpose of this structured payout is to aid in the retention of investment personnel.  All incentive compensation must be approved by the CEO and CFO. The incentive compensation pool shared by the members of the firm’s asset allocation and equity management teams is based on the performance of the firm’s various asset allocation and equity mutual funds measured against the appropriate index benchmarks.
There is no difference in the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account). Instead, compensation is based on the entire employment relationship, not on the performance of any single account or type of account.
Other Accounts Managed (as of October 31, 2021):
Maya Bittar

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	307	$559,261,888	0	$0
Dave Geisler

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	307	$559,261,888	0	$0
Material Conflicts of Interest: Potential conflicts of interest may arise because Madison engages in portfolio management activities for clients other than the Fund. For example, portfolio managers at Madison and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of wealthy individuals as well as institutions such as pension funds, colleges and universities, insurance companies and foundations), subadvised accounts that we manage for other investment advisers and model accounts for which we only provide recommendations to our clients and do not have discretion to actually trade the accounts.
Our portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. Likewise, we may purchase securities for one portfolio and sell the same security from another. To address the potential conflicts that occur as a result, Madison adopted a variety of portfolio security aggregation, brokerage and trade allocation policies which are designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients. Likewise, Madison follows the Fund's cross-trade (Rule 17a-7) policies and procedures when transacting from one account to another. In this manner, we seek to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
Fund Ownership: Ownership information is not provided for the portfolio managers because the Fund was first offered on the date of this SAI.

TRANSFER AGENT
DST Asset Manager Solutions, Inc. (“DST”), 2000 Crown Colony Drive, Quincy, Massachusetts 02169, is the Fund's transfer agent. As transfer agent, DST maintains the Fund's shareholder records and reports. Shareholders can reach a fund representative at 1-800-877-6089. Shareholder inquiries and transaction requests should be sent to:

Regular Mail: Madison Funds P.O. Box 219083 Kansas City, MO 64121-9083	Express, Certified or Registered Mail: Madison Funds c/o DST Asset Manager Solutions, Inc. 420 W 7th Street STE 219083 Kansas City, MO 64105-1407

CUSTODIAN
State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the securities and cash of the Fund. In its capacity as custodian, State Street holds all securities and cash owned by the Fund and receives all payments of income, payments of principal or capital distributions with respect to securities owned by the Fund. Also, the custodian receives payment for the shares issued by the Fund. The custodian releases and delivers securities and cash upon proper instructions from the Fund. Pursuant to, and in furtherance of, a custody agreement with State Street, the Fund uses automated instructions and a cash data entry system to transfer monies to and from the Fund's account at the custodian. State Street Bank also serves as sub-administrator to the Fund..

SECURITIES LENDING ACTIVITIES
State Street serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Trust and State Street (the "Securities Lending Agreement").
As securities lending agent, State Street is responsible for the implementation and administration of each fund’s securities lending program. State
Street’s responsibilities include: (1) lending available securities to approved borrowers; (2) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the
Securities Lending Agreement; (3) receiving and holding, on the fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (4) marking loaned securities and collateral to their market value each business day; (5) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (6) returning the collateral to the borrower, at the termination of the loan, upon the return of the loaned securities; (7) investing cash collateral in permitted investments; and (8) establishing and maintaining records related to the Fund's securities lending activities.
State Street is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement. The income the Fund earned and the fees and compensation it paid to State Street as securities lending agent in connection with its securities lending activities is not provided because the Fund was first offered on the date of this SAI.

DISTRIBUTION
Principal Distributor and Distribution of Fund Shares
MFD Distributor, LLC (the “Distributor”), 550 Science Drive, Madison, WI 53711, acts as the Trust’s principal distributor pursuant to a Distribution Agreement between the Trust, on behalf of the Fund, and the Distributor. The Distributor is a wholly owned subsidiary of MIH. Shares of the Fund are offered continuously by the Distributor on behalf of the Fund and are purchased and redeemed at NAV, plus the applicable sales charge (if any) on purchases and less the applicable contingent deferred sales charge (if any) on redemptions. The Distribution Agreement provides that the Distributor will use its best efforts to render services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the Fund or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the Fund or the Fund's shareholders.
Because the Fund is new, it has not made any payments for these services.

BROKERAGE
Madison is responsible for: (1) decisions to buy and sell securities for the Fund, (2) the selection of brokers and dealers to effect such transactions and (3) the negotiation of brokerage commissions, if any, charged on such transactions.
In general, Madison seeks to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling fund securities. In determining the best execution, Madison may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with Madison and any statistical, research or other services the dealer provides it, including payment for Madison’s use of research services. This may include brokerage and research provided by third parties that is paid for by so-called “soft dollars” earned as a result of fund brokerage transactions (to the extent permitted by law or regulation). Research and statistical information regarding securities may be used by Madison for the benefit of all members of the mutual funds and other clients of MIH, Madison and their affiliates. Therefore, the Fund may not be Madison’s only client that benefits from its receipt of research and brokerage from the brokers and dealers the Fund uses for their trading needs. However, as a policy matter, Madison will not pay higher commissions to any particular broker that provides it soft dollar brokerage or research benefits than Madison would pay to any other full-service institutional broker that did not provide such benefits (although “full service” commission rates are generally higher than “execution only” commission rates). Madison considers brokerage and research benefits earned through soft dollars in determining whether it is obtaining best execution of securities transactions for the Fund. In the event that any non-price factors are taken into account and the execution price paid is increased, it would only be in reasonable relation to the benefit of such non-price factors to the Trust as Madison determines in good faith.
What is the “research” that is paid for with soft dollars? Research refers to services and/or products provided by a broker, the primary use of which must directly assist Madison in its “investment decision-making process” and not in the management of Madison. The term “Investment Decision-

Making Process” refers to the quantitative and qualitative processes and related tools Madison uses in rendering investment advice to the Fund and its other clients, including financial analysis, trading and risk analysis, securities selection, broker selection, asset allocation, and suitability analysis.
Research may be proprietary or third party. Proprietary research is provided directly from a broker (for example, research provided by broker analysts and employees about a specific security or industry or region, etc.). Third party research is provided by the payment by a broker, in full or in part, for research services provided by third parties. Both types of research may involve electronically and facsimile provided research and electronic portfolio management services and computer software supporting such research and services.
Typical third party research providers may include, but are not limited to, Bloomberg, Research Direct, Baseline, Bondedge, Tegus, Bank Credit Analysis, S&P CreditWeek, etc. For example, a tool that helps Madison decide what might happen to the price of a particular bond following a specific change in interest rates is considered research because it affects Madison’s decision making process regarding that bond.
Madison may receive from brokers products or services which are used by Madison both for research and for administrative, marketing or other non-research purposes. In such instances, Madison makes a good faith effort to determine the relative proportion of its use of such product/service that is for research. Only that portion of the research aspect of the cost of obtaining such product/service may be paid for using soft dollars. Madison pays the remaining portion of the cost of obtaining the product or service in cash from its own resources.
Although Madison believes that all its clients and those of its affiliates, including the Fund, benefit from the research received by it from brokers, Madison may not necessarily use such research or brokerage services in connection with the accounts that paid commissions to or otherwise traded with the brokers providing such research or services in any given period.
Brokers or dealers who execute portfolio transactions for the Fund may also sell fund shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers. Such activity is not considered when making portfolio brokerage decisions.
In addition to transactions on which Madison pays commissions, Madison may also engage in portfolio transactions directly with a dealer acting as a principal. As a result, the transaction will not involve payment of commissions. However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.
Madison’s policy and procedures with respect to brokerage is and will be reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing policies and practices may be changed, modified or eliminated without prior notice to shareholders.
Because the Fund is new, it does not disclose its payment of commissions because it has not yet completed a fiscal year.
The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 under the 1940 Act) and their parents as of the most recently completed fiscal year. Because the Fund is new the Fund held no securities of its regular brokers and dealers as of the most recently completed fiscal year.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS
The Trust, on behalf of the Fund, has adopted the proxy voting policies and procedures of Madison, the summary of which may be found in Appendix A hereto. The policies and procedures are used to determine how to vote proxies relating to the Fund's portfolio securities. Included in the policies and procedures are procedures that are used on behalf of the Fund when a vote presents a conflict of interest between the interests of: (1) the Fund's shareholders and (2) Madison and the Distributor.
No later than August 31st each year, the Fund proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling 1-800-877-6089 and on the Fund website and on the SEC’s website at www.sec.gov.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund's portfolio holdings must be adequately protected to prevent the misuse of that information by a third party to the potential detriment of the shareholders. Accordingly, the Fund have adopted, and the Board of Trustees has approved, policies and procedures designed to ensure that the disclosure of the Fund's portfolio holdings is in the best interest of the Fund's shareholders in the manner described in the summary of the policies and procedures noted below. Various non-fund advisory clients of Madison may hold portfolio securities substantially similar to those held by the Fund. Although Madison has also adopted policies and procedures regarding the selective disclosure of the contents of those other clients’ portfolios and representative account portfolios, those policies and procedures may contain different procedures and limitations than the policies and procedures that apply to the disclosure of the Fund's portfolio holdings.
The Fund provides holdings information as required in regulatory filings and shareholder reports and may disclose fund holdings information in response to requests by governmental authorities.  Regulatory filings with fund holdings information are made approximately 60 days after the end of each fiscal quarter. Such information is also posted to the following website: www.madisonfunds.com, at the same time.  The Fund’s portfolio holdings are disclosed at month-end on the Madison Funds’ website, generally five (5) business days after month-end.  The Fund’s top ten holdings are made public on the Trust’s website on a quarterly basis, typically in fund literature and fact sheets.  The Trust may distribute, on a monthly basis, portfolio holdings to mutual fund evaluation services such as Morningstar or Lipper Analytical Services; consultants to retirement plans such as Mercer; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Trust, for the purpose of efficient trading and receipt of relevant research.
The Fund's portfolio holdings information may be disseminated more frequently, or as of different periods, than as described above only when legitimate business purposes of the Fund are served and the potential and actual conflicts of interest between the interests of fund shareholders and those of the Fund's affiliates are reviewed and considered. Selective disclosures could be considered to serve the legitimate business purposes of the Fund if (1) done to further the interests of the Fund and (2) the disclosure is not expected to result in harm to the Fund (such harm could occur by permitting third parties to trade ahead of, or front run, the Fund or to effect trades in shares of the Fund with information about portfolio holdings that other potential investors do not have).  For example, the Fund may provide portfolio holdings information to certain vendors that provide services that are important to the operations of the Fund, or that assist Madison in providing services to the Fund or in conducting its investment management business activities in general. Potential and actual conflicts of interest between the Fund and its affiliates must also be reviewed and considered.  There may be situations where the disclosure facilitates portfolio management activities or the potential growth of the Fund, which could legitimately serve the common interests of both the Fund and Madison. However, selective disclosures will not be made for the benefit of Madison or its affiliates unless the disclosure would be in the interests of the Fund, or, at a minimum, result in no harm to the Fund.  The Fund may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the Fund's custodians, auditors, investment advisers, administrator, printers, proxy voting services and each of their respective affiliates and advisers. In connection with providing investment advisory services to its clients, Madison may utilize nonproprietary portfolio analytic tools offered by third party service providers to analyze portfolio composition. Madison also provides portfolio information to Morningstar and Lipper (after at least a 30 day lag unless publicly disclosed sooner as described above) for mutual fund analysis.
Neither the Trust, nor Madison or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings.  Notwithstanding the above, if, in the discretion of the Trust’s Chief Compliance Officer and the applicable portfolio manager(s) for any series of the Trust, more frequent and earlier public dissemination of portfolio holdings (to the Trust’s website) would not harm the Trust and would serve to further the interest of its shareholders (by, for example, encouraging additional investments in the applicable series of the Trust), then such holdings may be made public.  Any exceptions to the above disclosure rules must be pre-approved by the Trust’s Chief Compliance Officer. There can be no assurance that the Fund's policies and procedures on disclosure of portfolio holdings will protect the Fund from misuse of such information by individuals or entities that come into possession of the information.  The Trust’s Chief Compliance Officer monitors compliance with the aforementioned policies and procedures and reports any violations to the Board.  The Board will review any disclosure of fund portfolio holdings outside of the permitted disclosure described above on a quarterly basis to ensure the disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of the Fund shareholders and those of Madison or any other Fund affiliate.

CODE OF ETHICS
The Trust, Madison and the Distributor have adopted a joint code of ethics under Rule 17j-1 of the 1940 Act that covers the conduct (including the personal securities transactions) of each of their respective officers, trustees and employees.
In general, the code of ethics restrict purchases or sales of securities being purchased or sold, or being considered for purchase or sale, on behalf of the Trust by any person subject to the code. In addition, the codes restrict such persons in their purchases of securities in an initial public offering and in private offerings of securities. The codes of ethics also establish certain “blackout periods” during which persons subject to the code, or certain classes of persons, may not effect personal securities transactions. Certain specified transactions are exempt from the provisions of the codes of ethics.
The code of ethics generally prohibit employees from engaging in personal securities transactions in any security that a Madison client might trade, except certain de minimis transactions may be exempt. Employees must request preclearance to trade any securities that are not otherwise specifically exempted from this preclearance requirement. Securities exempt from preclearance are mutual funds, U.S. Treasury securities and certain securities identified in the code of ethics. Madison (or its affiliates) may manage accounts of its employees in the same manner as other clients pursuant to a particular model or strategy. When managing employee accounts, in order to address potential conflicts of interest, Madison must trade the employee account at the conclusion of trading of all other clients managed pursuant to the same strategy (including any fund portfolio managed pursuant to a particular strategy) and employee accounts must be managed in the same manner as the applicable strategy model without exceptions. Likewise, employees may establish accounts with independent asset managers and are not required to obtain preclearance for transactions in their accounts as long as Madison’s employees are prohibited from exercising any discretion over the account.

SHARES OF THE TRUST
Shares of Beneficial Interest
The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Board of Trustees has the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Board of Trustees has authorized shares of 15 series of shares. Only the Fund is discussed in this SAI. Additional series may be added in the future. The Declaration of Trust also authorizes the Board of Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Board of Trustees has authorized the issuance of two classes of shares of the Fund, designated as Class Y and Class I. Additional classes of shares may be offered in the future.
The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class Y and Class I shares have certain exclusive voting rights on matters relating to their respective class of shares. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.
Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that each of the share classes will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the IRS on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on whether Class Y or Class I shares are purchased.

In the event of liquidation, shareholders of each class of the Fund are entitled to share pro rata in the net assets of the class of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.
Share certificates will not be issued.
Voting Rights
Each shareholder is entitled to one vote for each dollar of net asset value standing in such shareholder's names on the books of the Fund. Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Fund shareholders may remove a trustee by the affirmative vote of at least two-thirds of the Trust’s votes attributable to the outstanding shares and the Board of Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the votes attributable to the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of Trustees holding office were elected by the shareholders, the Board will call a special meeting of shareholders for the purpose of electing Trustees.
Limitation of Shareholder Liability
Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust’s shareholders could possibly be subject to personal liability.
To guard against this risk, the Declaration of Trust: (1) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its trustees; (2) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of the Trust or any fund; and (3) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder is remote.
Limitation of Trustee and Officer Liability
The Declaration of Trust further provides that the Trust shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.
Limitation of Interseries Liability
All persons dealing with the Fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither Trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of the Fund or the Trust. No fund is liable for the obligations of any other fund. Since the Funds use more than one combined prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the prospectus regarding another fund with which its disclosure is combined.

NET ASSET VALUE OF SHARES
The NAV per share for all classes of shares is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 3:00 p.m., Central Time) on each day on which the New York Stock Exchange is open for trading. NAV per share is determined by dividing the Fund’s total net assets by the number of shares outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities (including shares of other investment companies), cash, receivables, and other assets and subtracting liabilities.
Portfolio Valuation
Equity securities, including closed-end investment companies, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and ETFs listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Fund utilizes the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities purchased (other than short-term obligations) with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed in the market for such investments.
Municipal debt securities are traded via a network among dealers and brokers that connect buyers and sellers. They are valued on the basis of last available bid prices or current market quotations by dealers or pricing services approved by the Trust. There may be little trading in the secondary market for particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange ((the “NYSE”) usually 4:00 p.m. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less.
Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange traded options are valued at the mean of the best bid and ask prices across all option exchanges. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Trust’s Pricing Committee (the “Committee”) shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.
The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.
All other securities for which either quotations are not readily available, no other sales have occurred, or in the opinion of the Investment Adviser, do not reflect the current fair value, are appraised at their fair values as determined in good faith by the Committee and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate NAV may differ from market quotations or NOCP
The Fund’s investments will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.
The Committee is comprised of the following employees of Madison: Greg Hoppe (CFO of the Fund), Mike Sanders (Head of Fixed Income and Portfolio Manager), Drew Justman (Portfolio Manager), Patrick Tan (Portfolio Manager), Jeff Matthias (Portfolio Manager), Brian Milligan (Equity Analyst), and Alan Shepard (Fixed Income Analyst).

DISTRIBUTIONS AND TAXES
Distributions
It is the intention of the Trust to distribute substantially all of the net income and net capital gains, if any, of the Fund thereby avoiding the imposition of any fund-level income or excise tax. Distributions of net investment company taxable income, if any, with respect to the Fund will be declared and reinvested annually in additional full and fractional shares of the respective fund, unless otherwise directed; and all net realized short-term and long-term capital gains of the Fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under SEC rules.
Federal Tax Status of the Fund
Qualification as Regulated Investment Company. The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.
The Fund intends to meet the requirements of Subchapter M of the Code applicable to regulated investment companies. In the event the Fund fails to qualify as a “regulated investment company” under Subchapter M (and is ineligible for, or chooses not to take advantage of, available remediation provisions), it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes on the full amount of its taxable income and gains, and any distributions that the Fund makes would not qualify for the dividends paid deduction. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in securities through the Fund. Given these risks, compliance with the above requirements is carefully monitored by Madison and the Fund intends to comply with these requirements as they exist or as they may be modified from time to time.
The Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a “qualified publicly traded partnership;” and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the fund may consist of such other securities of any one issuer, and the fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98.2% of its capital gain net income for the 12-month period ended on October 31 of that calendar year and (3) any ordinary income or net capital gain income not distributed in prior years. To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, the Fund must make (and the Trust intends that each will make) the foregoing distributions.
The Fund generally will endeavor to distribute (or be deemed to distribute) to its respective shareholders all of the Fund’s net investment company taxable income and net capital gain, if any, for each taxable year so that the Fund will not incur federal income or excise taxes on its earnings. However, no assurances can be given that these anticipated distributions will be sufficient to eliminate all taxes.
Capital Loss Carryforward. To the extent provided in the Code and regulations thereunder, the Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. Because the Fund is new, there is no capital loss carryforward to disclose,
Investments in Foreign Securities. If the Fund purchases foreign securities, interest and dividends received by the Fund may be subject to income withholding or other taxes imposed by foreign countries and U.S. possessions that could reduce the return on these securities. Tax treaties and conventions between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. Also, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The effective rate of foreign tax cannot be predicted since the amount of fund assets to be invested within various countries is uncertain. However, the Trust intends to operate so as to qualify for treaty-reduced tax rates when applicable.
The Fund may invest in the stock of certain foreign companies that constitute passive foreign investment companies (“PFICs”). There are several elections available under federal law to determine how the Fund’s shareholders will be taxed on PFIC investments. Depending upon the election the Fund selects, the Fund’s shareholders may be subject to federal income taxes (either capital or ordinary) with respect to a taxable year attributable to a PFIC investment, even though the Fund receives no distribution from the PFIC and does not dispose of the PFIC investment during such year, and/or the Fund’s shareholders may be subject to federal income taxes upon the disposition of the PFIC investments. if the Fund acquires stock in foreign corporations, it may limit and/or manage its holdings in PFICs to minimize its tax liability.
If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.
Investments with Original Issue Discount. If the Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because the Fund must meet the 90% distribution requirement to qualify as a regulated investment company and the Fund seeks to avoid any imposition of the excise tax, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.
Federal Tax Treatment of Options and Foreign Currency Transactions. Certain option transactions have special tax results for the Fund. Expiration of a call option written by the Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.
If the Fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Code, or purchases puts, any losses on such options transactions, to the extent it does not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.
The Fund’s investment in Section 1256 contracts, such as most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
The preceding rules regarding options and foreign currency transactions may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company, the Trust seeks to monitor transactions of the Fund, seeks to make the appropriate tax elections on behalf of the Fund and seeks to make the appropriate entries in the Fund’s books and records when the Fund acquires any option, futures contract or hedged investment.
The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and the Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Shareholder Taxation
The following discussion applies to the Fund:
•Distributions. Distributions from a fund’s net investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable as ordinary income whether reinvested or received in cash, unless such distributions are attributable to “qualified dividend” income eligible for reduced federal income tax rates applicable to long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral.
Generally, “qualified dividend” income includes dividends received during the taxable year from certain domestic corporations and “qualified foreign corporations.” PFICs and corporations incorporated in a country that does not have an income tax treaty and an exchange of information program with the U.S. are not qualified foreign corporations. The portion of a distribution that the fund pays that is attributable to qualified dividend income received by the fund will qualify for such treatment in the hands of the non-corporate shareholders of the fund. If the Fund has income of which more than 95% was qualified dividends, all of the fund’s dividends will be eligible for the lower rates on qualified dividends. Certain holding period requirements applicable to both the fund and the shareholder also must be satisfied to obtain qualified dividend treatment.
Distributions of non-qualified dividend income, interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer whether reinvested or received in cash. Distributions paid by each fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares.
In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction available under Section 199A of the Code. The IRS has issued proposed Treasury Regulations that, if finalized as proposed, would permit a dividend or part of a dividend paid by a regulated investment company and reported as a “Section 199A Dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction. Although taxpayers, including the Fund, are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change.
Any dividend declared by the Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.
•Dividends Received Deduction. Assuming the Fund qualifies as regulated investment company, the dividends received deduction for shareholders of such fund who are corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the fund if such fund were a regular corporation, and to the extent designated by the fund as so qualifying.
•Gains and Losses on Redemption and Sales. A redemption or sale of fund shares may result in a taxable gain or loss to a shareholder, depending on whether the proceeds are more or less than the shareholder’s basis in the redeemed shares. An exchange of fund shares for shares in any fund of the Trust will have similar tax consequences. Any gain or loss arising from the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain distribution with respect to any share of the Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain distribution, is treated as a long-term capital loss.
•Deduction of Capital Losses. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
•Buying a Dividend. Purchasing shares shortly before a distribution may not be advantageous. Since such shares are unlikely to substantially appreciate in value in the short period before the distribution, if the distribution is taxable, it will essentially result in a taxable return of a portion of the purchase price.
•Reports to Shareholders. The Trust sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts to be included in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.
•Backup Withholding. If a shareholder does not furnish the Trust with a correct social security number or taxpayer identification number and/or the Trust receives notification from the IRS requiring back-up withholding, the Trust is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds, currently at a rate of 24% for U.S. citizens and residents. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.
This section is not intended to be a full discussion of tax laws and the effect of such laws on the Fund or an investor. There may be other federal, state, local or foreign tax considerations applicable to a particular fund or investor. Investors are urged to consult their own tax advisors.

MORE ABOUT PURCHASING AND SELLING SHARES

The following discussion expands upon the section entitled “Your Account” in the prospectus.
Investment Minimums
Class I shares are available for purchase directly from the Fund's transfer agent with no investment minimums to members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison, and individuals and their immediate family members who are employees, directors, or officers of Madison or its affiliates. The term “immediate family” is defined as the investor's spouse or domestic partner as recognized by applicable state law and children under the age of 21.
The Trust reserves the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including any purchase by exchange) when in the judgment of Madison, such rejection is in the Fund's best interest.
Offering Price
Shares of the Fund are offered at a price equal to their NAV next determined after receipt in good order of the purchase order for such shares (see the “Net Asset Value of Shares” section, above) plus a sales charge which, depending upon the class of shares purchased, may be imposed either at the time of purchase. Class Y and Class I shares are sold without the imposition of a sales charge.
Purchase by Exchange
As explained in the prospectus, within an account, you may exchange shares of the Fund for shares of the same class of another fund, subject to the minimum investment requirements of the fund purchased, without paying any additional sales charge, if applicable.
If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund.
Exchanging Class Y shares for Class I shares - Provided it is eligible to invest in Class I shares, a retirement plan or other eligible accounts currently invested in Class Y shares may exchange its shares for Class I shares.
Exchanging Class Y shares for Class I shares - Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison, and individuals and their immediate family members who are employees, directors, or officers of Madison or its affiliates invested in Class Y shares may exchange into Class I shares in any accounts that are held directly with the Fund, including non-retirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPS, SARSEPs, SIMPLE IRAs or individual 403(b) plans.
Moving between other share classes - If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact Madison Funds at 1-800-877-6089 for more information.
Non-reportable transactions - Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of the Fund to another share class of the same fund will typically be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by Madison Funds and processed as a single transaction.
Selling Shares
The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting Madison Funds directly, any such request must be signed by the registered shareholders. To contact Madison Funds via overnight mail or courier service, see “How to Contact Us."
A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.
Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (which may take up to seven business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), redemption proceeds typically will be paid one business day following receipt and acceptance of a redemption order. However, payment may take longer than one business day and may take up to seven days as generally permitted by the 1940 Act. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.
Redemptions in Kind
Although the Fund would normally not do so, the Fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities held by the Fund. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. If the shareholder were to sell portfolio securities received in this fashion, the disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund’s NAV at the beginning of such period.

ADDITIONAL INVESTOR SERVICES
The following discussion expands upon the section entitled “Additional Investor Services” in the prospectus.
Automatic Investment Plan
As explained in the prospectus, the Trust makes available to shareholders a systematic investment program. The investments under the program will be drawn on or about the day of the month indicated by the shareholder. Any shareholder’s privilege of making investments through the systematic investment program may be revoked by the Trust without prior notice if any investment by the shareholder is not honored by the shareholder’s financial institution. The program may be discontinued by the shareholder either by calling the Trust or upon written notice to the Trust which is received at least five (5) business days prior to the due date of any investment.
Systematic Withdrawal Plan
As explained in the prospectus, the Trust makes available to shareholders a systematic withdrawal plan. Payments under this plan represent proceeds arising from the redemption of fund shares. The maintenance of a systematic withdrawal plan concurrently with purchases of additional shares of the fund could be disadvantageous to a shareholder because of the sales charges that may be imposed on new purchases. Therefore, a shareholder should not purchase shares of the Fund at the same time as a systematic withdrawal plan is in effect for such shareholder with respect to that fund. The Trust reserves the right to modify or discontinue the systematic withdrawal plan for any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the plan at any time by giving proper notice to the Trust.
Systematic Exchange Plan
As explained in the prospectus, the Trust makes available to shareholders a systematic exchange plan. The Trust reserves the right to modify or discontinue the systematic exchange program for any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to the Trust.
Reinstatement or Reinvestment Privilege
After fund shares have been redeemed, a shareholder has a one-time right to reinvest any part of the proceeds, subject to the minimum investment of the fund, within 90 days of the redemption, at the current NAV. This privilege must be requested in writing when the proceeds are sent to the Trust.
To protect the interests of other investors in the Fund, the Trust may cancel the reinvestment privilege of any parties that, in the opinion of the Trust, are using market timing strategies or making more than five exchanges per owner or controlling party per calendar year above and beyond any systematic or automated exchanges. Also, the Trust may refuse any reinvestment request. The Trust may change or cancel its reinstatement or reinvestment policies at any time.
A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the “Distributions and Taxes” section, above.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees has appointed Deloitte & Touche, LLP to perform the audit of the annual financial statements for the next fiscal year.

FINANCIAL STATEMENTS
Because the Fund is new, no financial information is available. When available, the Fund’s Semi- and Annual Reports will be available upon request and without charge.

APPENDIX A - SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES
The Fund has adopted the proxy voting policies and procedures of its investment adviser, Madison Asset Management, LLC (“Madison”).
A summary of the proxy voting policies and procedures or the proxy voting policies and procedures for Madison are found below, and constitute the proxy voting policies and procedures of Madison Funds (the “Trust”).

MADISON ASSET MANAGEMENT, LLC
PROXY VOTING POLICIES AND PROCEDURES

I.INTRODUCTION
In accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Madison Investment Holdings, Inc. and affiliates (“Madison” or the “Firm”) has adopted the following proxy voting policies and procedures (the “Policy”). This Policy applies to Madison and anyone acting on its behalf and at its designation, in connection with the voting of proxies. This Policy consists of the policies, procedures and requirements set forth below and will be periodically reviewed and amended as needed. Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in Madison’s Compliance Manual.
II.DEFINITIONS
Proxy or Proxies as used in this Policy includes the submission of a security holder vote by Proxy instrument, in person at a meeting of security holders or by written consent.
III.POLICY
This Policy applies to Madison and each of its officers and anyone acting on its behalf and at its designation, in connection with the voting of proxies. This Policy consists of the policies, procedures and requirements set forth below and will be periodically reviewed and amended as needed. It is Madison’s general policy to vote Proxies in the best interest of its clients. Accordingly, Madison will vote all Proxies in a manner intended to promote the client’s investment objectives and to maximize investment returns, while following the investment restrictions and policies of each client, generally, as set forth in the governing documents of the relevant client. Madison will typically vote a security's proxy in accordance with the recommendations of that security's Board of Directors' recommendations, including, but not limited to:
•Changes in corporate governance;
•Changes in corporate structure;
•Appointment of auditors;
•Social responsibility programs;
•Compensation plans for executives; and
•Mergers and acquisitions, as applicable.

Madison will typically vote against shareholder proposals, however, Madison seeks the best of interests of its clients, and is not bound by the recommendations of a security's Board of Directors or the recommendations of any third-party proxy research and voting service.
Madison will use the services of an independent third party (e.g. Glass Lewis or Broadridge) for research, recommendations, and voting services. In the use of such services, Madison will typically vote the actual proxies on behalf of its clients. As discussed herein, where there is a material conflict of interest with a client or material conflict of interest with a client's portfolio holdings, Madison will typically defer to the voting recommendations of the third party proxy research provider, and vote that proxy in accordance with the instructions of the third party proxy voting service provider.
In the event Madison has proxies to vote, there may be instances when the Firm refrains from voting a Proxy, such as when Madison determines that the cost of voting the Proxy exceeds the expected benefit to the client and would not be in the client’s best interest. For example, the cost of voting certain foreign proxies may exceed the benefit to clients. Madison cannot anticipate every situation, and certain issues are better handled on a case-by-case basis. Proxy voting decisions are generally made by the relevant Madison Portfolio Management teams with knowledge of the security and coordinated by Madison operations personnel.
In cases where a proxy will not be voted or, as described below, voted against the Board of Directors’ recommendation, Madison’s policy is to make a notation to the file containing the records for such security explaining the Firm’s action or inaction, as the case may be. The majority of clients have elected that Madison vote the proxies on their behalf. The Firm votes client proxies in one of two ways. Proxy votes are either cast through Proxy Edge, a service which provides notification of proxy meetings and establishes voting through their electronic platform, or votes are made through proxyvote.com for those accounts which have not yet been set up on Proxy Edge.
IV.    ADMINISTRATION
The CCO will be responsible for the following:
1.Overall compliance with this Policy; and
2.Reviewing and updating the Policy, as appropriate.

IV.MATERIAL CONFLICTS OF INTEREST
In the event Madison determines there is or may be a material conflict of interest between Madison and a client or client's portfolio holdings when voting Proxies, Madison will seek to resolve the issue in the best interest of its client. Madison will address such actual or potential material conflicts of interest using one of the following procedures:
1.Madison may vote the Proxy using the established objective policies described herein;
2.Madison may engage a third party to recommend a vote with respect to the Proxy based on application of the policies set forth herein or Madison may bring the Proxy to senior management of the Firm to make a determination; or
3.Madison may employ such other method as is deemed appropriate under the circumstances, given the nature of the conflict.
A-1

Although it is not likely, in the event there is a conflict of interest between Madison and a client in connection with a material proxy vote, Madison will typically employ the services of an independent third party proxy services firm to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.
In the absence of any conflict, if any member of the relevant Portfolio Management team determines that it would be in the clients’ best interests to vote against management recommendations (or, for Madison Scottsdale, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the management team, or any subcommittee appointed by the management team from among its members, to ratify the decision to stray from the general policy of voting with management. Such ratification need not be in writing.
VI.    DISCLOSURES
Madison will make the following disclosures to clients:
1.Upon request by a client, a copy of the Policy; and
2.Upon request by a client, the Proxy voting record for Proxies voted on behalf of the client.

VII.    RECORDKEEPING
Madison will keep the following records, if applicable:
1.A copy of the Policy;
2.A copy of each Proxy statement received with respect to client portfolio securities, except when a Proxy statement is available on the SEC’s EDGAR public filing system, Madison may rely on that filing in lieu of keeping its own copy;
3.A record of each Proxy vote cast by Madison on behalf of a client;
4.A record of each Proxy vote Madison refrained from voting on behalf of a client;
5.A copy of any document prepared by Madison that was material to a Proxy voting decision; and
6.A copy of each written client request for information regarding how Madison voted Proxies on behalf of clients and any written response by Madison to any client requests shall be maintained in such client’s file.

Madison has retained the services of Proxy Edge to maintain the records of the proxy votes cast on behalf of clients. To the extent the Firm votes any proxies outside of this service, then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.
VIII.    AMENDMENTS
This Policy may be amended from time to time by the CCO.
December 2019
A-2

PART C
OTHER INFORMATION
Madison Funds
Item 28. Exhibits
See “Exhibit Index.”
Item 29. Persons Controlled by or Under Common Control With Registrant
None.
Item 30. Indemnification
As a Delaware statutory trust, Registrant’s operations are governed by its Amended and Restated Declaration of Trust dated June 1, 2020, as amended (the “Declaration of Trust”). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “DSTA”) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DSTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.
To protect Registrant’s shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.
The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.
Registrant also maintains directors’ and officers’ liability insurance for the benefit of Registrant’s trustees and as well as the officers and directors of the Registrant’s advisor and its affiliates (referred to as an “Insured” or the “Insureds”). The policy does not protect against any liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of an Insured’s office.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to any provision of the Registrant’s Declaration of Trust, the Registrant and its officers and Trustees have been advised that in the opinion of the Securities and Exchange Commission (the “SEC”), such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by an Insured in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, subject to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser
The investment adviser for Registrant is Madison Asset Management, LLC (“MAM”). See the section in Part A entitled “Investment Adviser” for a more complete description.
To the best of Registrant’s knowledge, none of the officers and directors of MAM is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years (other than their association with MAM and its affiliates, including Madison Investment Holdings, Inc. (“MIH”)). See the section in Part B entitled “Management of the Trust – Trustees and Officers” for more information regarding the officers and directors of MAM. Also refer to Part I of MAM’s Uniform Application for Investment Advisor Registration on Form ADV, as filed with the SEC.
Item 32. Principal Underwriter
a.    MFD Distributor, LLC (“MFD”), a registered broker‑dealer, is the principal distributor of Registrant’s shares. MFD does not act as principal underwriter, distributor, depositor or investment adviser for any investment company other than Registrant and the Ultra Series Fund. The principal business address for MFD is 550 Science Drive, Madison, WI 53711. MFD is a wholly owned subsidiary of MIH.
b.    The officers and directors of MFD are as follows:

Name and Principal Business Address	Positions and Offices with the Underwriter	Positions and Offices with Registrant
Steven A. Carl	Chief Executive Officer & Chief Business Development Officer	None
Timothy S. McDowell	Chief Compliance Officer, Principal Operations Officer, Principal Financial Officer/ General Securities Principal	None
Holly S. Baggot	Vice President	Secretary and Assistant Treasurer

c.    There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

Item 33. Location of Accounts and Records
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by:
a.Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711
b.MFD Distributor, LLC
    550 Science Drive
    Madison, WI 53711

c.DST Asset Management Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

d.State Street Bank & Trust Company
801 Pennsylvania
Kansas City, MO 64105
Item 33. Management Services
Not applicable.
Item 34. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of the Registrations Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, State of Wisconsin, on this 13th day of December, 2021.

Madison Funds
By: /s/ Patrick F. Ryan
Patrick F. Ryan
President
Pursuant to the requirements of the Securities Act, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

Signatures	Title	Date

/s/ Patrick F. Ryan	President (Principal Executive Officer)	December 13, 2021
Patrick F. Ryan

/s/ Greg D. Hoppe	Chief Financial Officer (Principal Financial	December 13, 2021
Greg D. Hoppe	Officer & Principal Accounting Officer)

/s/ Paul A. Lefurgey	Interested Trustee	December 13, 2021
Paul A. Lefurgey

*	Trustee	December 13, 2021
Carrie J. Thome

*	Trustee	December 13, 2021
Steven P. Riege

*	Trustee	December 13, 2021
Richard E. Struthers

*	Trustee	December 13, 2021
Scott C. Jones
*By: /s/ Steven J. Fredricks
Steven J. Fredricks
*Pursuant to Power of Attorney (see Exhibit (q) to this Registration Statement)

EXHIBIT INDEX

	Exhibit	Incorporated by Reference to	Filed Herewith

(a.1)	Amended and Restated Declaration of Trust dated June 1, 2020	PEA No. 76 to this Form N-1A Registration Statement filed on May 29, 2020

(a.2)	Certificate of Trust	PEA No. 23 to this Form N-1A Registration Statement filed on December 26, 2007

(a.3)	Amendment to Certificate of Trust	PEA No. 78 to this Form N-1A Registration Statement filed on June 15, 2020

(b)	Not Applicable

(c)	Incorporated by reference to the Declaration of Trust

(d.1)	Amended and Restated Investment Advisory Agreement with Madison Asset Management, LLC (“MAM”) dated November 11, 2021		X

(e.1)	Amended and Restated Distribution Agreement with MFD Distributor, LLC dated November 11, 2021		X

(e.2)	Form of Dealer Agreement and 22c-2 Addendum (as revised effective June 1, 2020)	PEA No. 76 to this Form N-1A Registration Statement filed on May 29, 2020

(f)	Not Applicable

(g.1.a)	Custodian Agreement with State Street Bank and Trust Company dated January 1, 2013	PEA No. 38 to this Form N-1A Registration Statement filed on February 28, 2013

(g.1.b)	Amendment to Custodian Agreement with State Street Bank and Trust Company dated March 1, 2021		X

(h.1.a)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated January 1, 2013	PEA No. 38 to this Form N-1A Registration Statement filed on February 28, 2013

(h.1.b)	Amendment to TA and Service Agreement dated November 2, 2016	PEA No. 54 to this Form N-1A Registration Statement filed on February 14, 2017

(h.1.c)	Amendment to TA and Service Agreement dated November 3, 2016	PEA No. 54 to this Form N-1A Registration Statement filed on February 14, 2017

(h.1.d)	Amendment to TA and Service Agreement dated April 9, 2021		X

(h.2)	Amended and Restated Services Agreement with MAM dated November 11, 2021		X

	Exhibit	Incorporated by Reference to	Filed Herewith

(h.3)	Securities Lending Agreement with State Street Bank and Trust Company dated January 2018	PEA No. 70 to this Form N-1A Registration Statement filed on February 28, 2018

(i.1)	Opinion and Consent of Sutherland, Asbill & Brennan LLP dated November 12, 1997	Pre-Effective Amendment No. 2 to this Form N-1A Registration Statement filed on November 12, 1997 (Exhibit 10)

(i.2)	Opinion and Consent of Sutherland, Asbill & Brennan LLP dated February 17, 2000	PEA No. 5 to this Form N-1A Registration Statement filed on February 23, 2000 (Exhibit i)

(i.3)	Opinion and Consent of Sutherland, Asbill & Brennan LLP dated February 22, 2001	PEA No. 7 to this Form N-1A Registration Statement filed on February 23, 2001 (Exhibit i)

(i.4)	Opinion and Consent of Steven R. Suleski dated February 28, 2008	PEA No. 24 to this Form N-1A Registration Statement filed on February 28, 2008

(i.5)	Opinion and Consent of Godfrey & Kahn S.C. dated December 13, 2021		X

(j)	Consent of Deloitte & Touche LLP - Not Applicable

(k)	Not Applicable

(l.1)	Subscription Agreement with CUNA Mutual Insurance Society dated November 7, 1997	Pre-Effective Amendment No. 2 to this Form N-1A Registration Statement filed on November 12, 1997 (Exhibit 13a)

(l.2)	Subscription Agreement with CUNA Mutual Life Insurance Company dated November 7, 1997	Pre-Effective Amendment No. 2 to this Form N-1A Registration Statement filed on November 12, 1997 (Exhibit 13b)

(l.3)	Subscription Agreement with CUNA Mutual Life Insurance Company dated February 19, 2001	PEA No. 7 to this Form N-1A Registration Statement filed on February 23, 2001 (Exhibit l.5)

(l.4)	Subscription Agreement with CUNA Mutual Life Insurance Company dated June 16, 2006	PEA No. 17 to this Form N-1A Registration Statement filed on December 8, 2006

(l.5)	Subscription Agreement with CUNA Mutual Life Insurance Company dated November 30, 2006	PEA No. 17 to this Form N-1A Registration Statement filed on December 8, 2006

(l.6)	Subscription Agreement with CUMIS Insurance Society, Inc. dated November 7, 1997	PEA No. 2 to this Form N-1A Registration Statement filed on February 10, 1999 (Exhibit l.3)

(l.7)	Subscription Agreement with CUMIS Insurance Society, Inc. dated February 17, 2007	PEA No. 5 to this Form N-1A Registration Statement filed on February 23, 2000 (Exhibit l.4)

	Exhibit	Incorporated by Reference to	Filed Herewith
(l.8)	Subscription Agreement with MEMBERS Capital Advisors, Inc. dated December 17, 2007	PEA No. 23 to this Form N-1A Registration Statement filed on December 26, 2007

(l.9)	Subscription Agreement with Frank Burgess dated October 30, 2009	PEA No. 28 to this Form N-1A Registration Statement filed on December 22, 2009

(l.10)	Subscription Agreement with MAM effective April 19, 2013	PEA No. 37 to this Form N-1A Registration Statement filed on January 2, 2013

(l.11)	Subscription Agreement with MAM effective September 23, 2013	PEA No. 43 to this Form N-1A Registration Statement filed on July 8, 2013

(l.12)	Subscription Agreement with MAM effective May 27, 2020	PEA No. 76 to this Form N-1A Registration Statement filed on May 29, 2020

(I.13)	Subscription Agreement with MAM effective August 6, 2020	PEA No. 79 to this Form N-1A Registration Statement filed on August 6, 2020

(I.14)	Subscription Agreements with MAM effective February 22, 2021	PEA No. 81 to this Form N-1A Registration Statement filed on February 25, 2021

(I.15)	Subscription Agreement with MAM effective December 14, 2021		X

(m.1)	Amended and Restated Distribution and Service Plan for Class A Shares dated June 1, 2020	PEA No. 76 to this Form N-1A Registration Statement filed on May 29, 2020

(m.2)	Amended and Restated Distribution and Service Plan for Class B Shares dated June 1, 2020	PEA No. 76 to this Form N-1A Registration Statement filed on May 29, 2020

(m.3)	Amended and Restated Distribution and Service Plan for Class C Shares dated February 10, 2017	PEA No. 54 to this Form N-1A Registration Statement filed on February 14, 2017

(n)	Amended and Restated Plan for Multiple Classes of Shares (Pursuant to Rule 18f-3) dated August 6, 2020	PEA No. 79 to this Form N-1A Registration Statement filed on August 6, 2020

(o)	Reserved

(p.1)	Madison Investment Holdings, Inc., Madison Investment Advisors, LLC, Madison Asset Management, LLC, MFD Distributor, LLC and Madison Funds Code of Ethics effective January 1, 2021	PEA No. 81 to this Form N-1A Registration Statement filed on February 25, 2021

(q)	Powers of Attorney for each Trustee of Madison Funds	PEA No. 75 to this Form N-1A Registration Statement filed on March 18, 2020
____________________
X    Filed herewith.